--------------------        PART OF CREDIT | ASSET
WARBURG PINCUS FUNDS                SUISSE | MANAGEMENT
--------------------

                                   PROSPECTUS

                                  Common Class
                                 January 1, 2001

                                 WARBURG PINCUS
                               MUNICIPAL BOND FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ................................................................ 4
    Goal and Principal Strategies ......................................... 4
    Investor Profile ...................................................... 4
    A Word About Risk ..................................................... 5

PERFORMANCE SUMMARY ....................................................... 6
    Year-by-Year Total Returns ............................................ 6
    Average Annual Total Returns .......................................... 7

INVESTOR EXPENSES ......................................................... 8
    Fees and Fund Expenses ................................................ 8
    Example ............................................................... 9

THE FUND IN DETAIL ........................................................10
    The Management Firm ...................................................10
    Multi-Class Structure .................................................10
    Fund Information Key ..................................................11
    Goal and Strategies ...................................................12
    Portfolio Investments .................................................12
    Risk Factors ..........................................................12
    Portfolio Management ..................................................13
    Investor Expenses .....................................................13
    Financial Highlights ..................................................13

MORE ABOUT RISK ...........................................................14
    Introduction ..........................................................14
    Types of Investment Risk ..............................................14
    Certain Investment Practices ..........................................16

MEET THE MANAGERS .........................................................17

ABOUT YOUR ACCOUNT ........................................................18
    Share Valuation .......................................................18
    Buying and Selling Shares .............................................18
    Account Statements ....................................................18
    Distributions .........................................................19
    Taxes .................................................................19

OTHER INFORMATION .........................................................21
    About the Distributor .................................................21

FOR MORE INFORMATION ..............................................back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
FUND/RISK FACTORS         GOAL                 STRATEGIES
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND       High total return   o Invests in municipal securities
Risk factors:                                 o Typically maintains a weighted-
   Credit risk                                  average portfolio maturity of
   Interest-rate risk                           between 10 and 15 years
   Market risk                                o Focuses on high-grade securities
   Non-diversified status                       (average credit rating AA)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

      This fund is designed for investors who:

o     are seeking investment income that is exempt from federal income tax

o     want to diversify their portfolios with a fixed-income fund

o     are willing to accept risk and volatility

      It may NOT be appropriate if you:

o     are investing for maximum return over a long time horizon

o     require stability of your principal

      You should base your selection of a fund on your own goals, risk preferences and time horizon.

--------------------------------------------------------------------------------
A WORD ABOUT RISK
--------------------------------------------------------------------------------

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

INTEREST-RATE RISK

      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

MARKET RISK

      The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

      The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

   [The following table was depicted as a bar chart in the printed material.]

--------------------------------------------------------------------------------
YEAR ENDED 12/31:                                                           1999
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
  Best quarter: 0.77% (Q1 99)
  Worst quarter: -1.63% (Q2 99)
  Inception Date: 10/30/98
  Total return for the period 1/1/00 - 9/30/00: 6.77% (not annualized)    -2.86%

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------------
                           ONE YEAR     THREE YEARS     FIVE YEARS     LIFE OF    INCEPTION
PERIOD ENDED 12/31/99:       1999        1997-1999      1995-1999        FUND        DATE
-------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND         -2.86%          N/A             N/A         -1.66%     10/30/98
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS
   MUNICIPAL BOND INDEX(1) -2.07%          N/A             N/A         -1.27%(2)
-------------------------------------------------------------------------------------------

(1) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers Inc.

(2) For the period from October 31, 1998 to December 31, 1999

                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smooths out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 2000.

--------------------------------------------------------------------------------
                                                                       MUNICIPAL
                                                                         BOND
                                                                         FUND
--------------------------------------------------------------------------------
Shareholder fees
 (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge "load" on purchases                                         NONE
--------------------------------------------------------------------------------
Deferred sales charge "load"                                             NONE
--------------------------------------------------------------------------------
Sales charge "load" on reinvested distributions                          NONE
--------------------------------------------------------------------------------
Redemption fees                                                          NONE
--------------------------------------------------------------------------------
Exchange fees                                                            NONE
--------------------------------------------------------------------------------
Annual fund operating expenses
 (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                           .70%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                     .25%
--------------------------------------------------------------------------------
Other expenses                                                          1.14%
--------------------------------------------------------------------------------
Total annual fund operating expenses*                                   2.09%
--------------------------------------------------------------------------------

* Fee waivers and expense reimbursements or credits reduced expenses for the fund during 2000 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended August 31, 2000 are shown below:

                                                                       MUNICIPAL
EXPENSES AFTER WAIVERS AND                                                BOND
REIMBURSEMENTS                                                            FUND

Management fee                                                            .10%

Distribution and service (12b-1) fee                                      .25%

Other expenses                                                            .92%
                                                                         -----

Total annual fund operating expenses                                     1.27%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
                             ONE YEAR    THREE YEARS    FIVE YEARS    10 YEARS
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND            $212         $655          $1,124       $2,421
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

--------------------------------------------------------------------------------
THE MANAGEMENT FIRM
--------------------------------------------------------------------------------

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group, one of the world's leading banks

o Credit Suisse Asset Management companies manage approximately $104 billion in the U.S. and $296 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

--------------------------------------------------------------------------------
MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

      This Prospectus offers Common Class shares of the fund. Common Class shares are no-load.

      The fund also offers Institutional Class shares, which are described in a separate prospectus.

--------------------------------------------------------------------------------
FUND INFORMATION KEY
--------------------------------------------------------------------------------

      A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

      Actual fund expenses for the 2000 fiscal year. Future expenses may be higher or lower.

o Management fee The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

o Distribution and service (12b-1) fees Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

o Other Expenses Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

    A table showing the fund's audited financial performance for up to five years.

o Total Return How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o Portfolio Turnover An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

      The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

--------------------------------------------------------------------------------
GOAL AND STRATEGIES
--------------------------------------------------------------------------------

      The fund seeks high total return. To pursue this goal, it invests in municipal securities--debt obligations issued by state and local governments within the U.S. Interest income paid by these municipal securities is typically exempt from federal income tax.

      The fund seeks to maintain a weighted-average credit rating comparable to the AA rating of Standard & Poor's Ratings Services. The fund's weighted average maturity will typically be between 10 and 15 years.

      Holdings may include both general-obligation and revenue securities. General obligation securities are secured by the issuing government's full faith and credit, as well as its taxing power. Revenue securities are payable only from specific revenue sources related to the project being financed.

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

      Under normal market conditions, this fund invests at least 80% of assets in municipal securities.

      The fund may invest:

o up to 40% of assets in municipal securities issued to finance private activities

o without limit in securities rated below investment grade (junk bonds), including their unrated equivalents

      To a limited extent, the fund may also engage in other investment practices.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

      This fund's principal risk factors are:

o     credit risk

o     interest-rate risk

o     market risk

o     non-diversified status

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

      A portion of the fund's assets may generate income that could be taxable to you. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

      Gregg M. Diliberto and Patrick A. Bittner manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--------------------------------------------------------------------------------
INVESTOR EXPENSES
--------------------------------------------------------------------------------

Management fee                   .10%
Distribution and service
  (12b-1) fee                    .25%
All other expenses               .92%
                                -----
Total expenses                  1.27%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

--------------------------------------------------------------------------------------------
PERIOD ENDED:                                                   8/00           8/99(1)
--------------------------------------------------------------------------------------------
Per-share data
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.29          $15.14
--------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.63            0.54
Net gain (loss) on investments
  (both realized and unrealized)                                0.25           (0.66)
--------------------------------------------------------------------------------------------
  Total from investment operations                              0.88           (0.12)
--------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                           (0.68)          (0.52)
Distributions from capital gains                               (0.02)          (0.21)
--------------------------------------------------------------------------------------------
  Total distributions                                          (0.70)          (0.73)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                $14.47          $14.29
--------------------------------------------------------------------------------------------
Total return                                                    6.42%          (0.85)%(2)
--------------------------------------------------------------------------------------------
Ratios/Supplemental data
--------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                        $524          $211
Ratio of expenses to average net assets                         1.27%(3),(4)  1.26%(3),(5)
Ratio of net investment income (loss)
  to average net assets                                         4.55%         4.44%(5)
Fund turnover rate                                                 5%           26%(2)
--------------------------------------------------------------------------------------------

(1) For the period October 30, 1998 (commencement of operations) through August 31, 1999.
(2)   Not annualized.
(3) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.09% for the year ended August 31, 2000 and 1.71% annualized for the period ended August 31, 1999.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.
(5)   Annualized.

                                 MORE ABOUT RISK

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

      The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK
--------------------------------------------------------------------------------

      The following risks are referred to throughout this prospectus.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

      o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

      Liquidity risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

      Market risk The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

      Regulatory risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|    Permitted without limitation; does not indicate actual use

20%I Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%R Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

|_|    Permitted, but not expected to be used to a significant extent

--     Not permitted

-----------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                      LIMIT
-----------------------------------------------------------------------------------------------
Borrowing The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. Speculative exposure risk.                            33 1/3%R
-----------------------------------------------------------------------------------------------
Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate, market,
regulatory risks.                                                                         |X|
-----------------------------------------------------------------------------------------------
Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk
bonds. Credit, information, interest-rate, liquidity, market, valuation risks.            |X|
-----------------------------------------------------------------------------------------------
Restricted and other illiquid securities Securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market,
valuation risks.                                                                          15%I
-----------------------------------------------------------------------------------------------
Securities lending Lending portfolio securities to financial institutions; a fund receives cash, U.S. government securities or bank letters of credit as collateral.
Credit, liquidity, market risks.                                                       33 1/3%R
-----------------------------------------------------------------------------------------------
Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three
years. Information, liquidity, market, valuation risks.                                    5%I
-----------------------------------------------------------------------------------------------
Temporary defensive tactics Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent a
fund from achieving its goal.                                                             |_|
-----------------------------------------------------------------------------------------------
When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery.
Liquidity, market, speculative exposure risks.                                            25%I
-----------------------------------------------------------------------------------------------

                                MEET THE MANAGERS

      The day-to-day portfolio management of the fund is the responsibility of the Credit Suisse Asset Management Municipal Bond Mnagement Team. The team consists of the following individuals:


                                     [PHOTO]

                               Gregg M. Diliberto
                                Managing Director

o     Team member since 1984

o     With CSAM since 1984

                                    [PHOTO]

                               Patrick A. Bittner
                                 Vice President

o     Team member since 2001

o With CSAM since 1999 as a result of Credit Suisse's acquisiton of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

o     With Warburg Pincus since 1994

                               ABOUT YOUR ACCOUNT

--------------------------------------------------------------------------------
SHARE VALUATION
--------------------------------------------------------------------------------

      The price of your shares is also referred to as their net asset value
(NAV).

      The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

      The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

      The accompanying Shareholder Guide explains how to invest directly with the fund. You will find information about purchases, redemptions, exchanges and services.

      The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

      You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

      Some of the firms through which the fund is available include:

o     Charles Schwab & Co., Inc. Mutual Fund OneSource(R)service

o     Fidelity Brokerage Services, Inc. FundsNetwork(R) Funds

o     TD Waterhouse Mutual Fund Network

--------------------------------------------------------------------------------
ACCOUNT STATEMENTS
--------------------------------------------------------------------------------

      In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o     after any changes of name or address of the registered owner(s)

o     otherwise, every calendar quarter

      You will receive annual and semiannual financial reports.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      As a fund investor, you will receive distributions.

      The fund earns interest from its investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      The fund declares and pays dividend distributions monthly. The fund typically distributes capital gains annually in December.

      Most investors have their distributions reinvested in additional shares of the fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

      Estimated year-end distribution information, including record and payment dates, will be available at www.warburg.com or by calling 800-WARBURG (800-927-2874). Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. However, any interest that the fund receives that is federally tax-free remains tax-free when it is distributed to you. Gain on the sale of tax-free securities results in taxable distributions. Distributions from the fund's long-term capital gains are taxed as capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The fund will mostly make dividend distributions.

      If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

      The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

SPECIAL TAX MATTERS

      The fund intends to pay federally tax-exempt distributions derived from qualifying municipal securities.

      Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. The interest earned by the fund from its investments in private entities is a tax-preference item for purposes of the federal alternative-minimum tax.

TAXES ON TRANSACTIONS

      Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                OTHER INFORMATION

--------------------------------------------------------------------------------
ABOUT THE DISTRIBUTOR
--------------------------------------------------------------------------------

      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

o     making the fund available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Common Class

      As part of its business strategy, the fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

                              FOR MORE INFORMATION

      More information about this fund is available free upon request, including the following:

--------------------------------------------------------------------------------
SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

      Explains how to buy and sell shares. The Shareholder Guide is incorporated by reference into (is legally part of) this Prospectus.

--------------------------------------------------------------------------------
ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

      A current Statement of Additional Information (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

      Please contact Warburg Pincus Funds to obtain, without charge, the SAI and Annual and Semiannual Reports, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-WARBURG
   (800-927-2874)

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC file number:
Warburg Pincus Municipal
Bond Fund                                                              811-08923

                              --------------------
                              WARBURG PINCUS FUNDS
                              --------------------

                             PART OF CREDIT | ASSET
                                     SUISSE | MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) o www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        WPMBD-1-0101

      [LOGO] WARBURG PINCUS FUNDS, PART OF CREDIT SUISSE | ASSET MANAGEMENT

                              WARBURG PINCUS FUNDS

                                   SHAREHOLDER
                                      GUIDE

                                  Common Class
                                 January 1, 2001

      This Shareholder Guide is incorporated into and legally part of each
                    Warburg Pincus (Common Class) prospectus.

     Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC

                                  BUYING SHARES

o     OPENING AN ACCOUNT

      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

o     ADDING TO AN ACCOUNT

      You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

o     INVESTMENT CHECKS

      Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

--------------------------------------------------------------------------------
                                 MINIMUM INITIAL
                                   INVESTMENT

Cash Reserve Fund:                                                      $ 1,000
New York Tax Exempt Fund:                                               $ 1,000
Balanced Fund:                                                          $ 1,000
Value Fund:                                                             $ 1,000
WorldPerks(R) Funds:                                                    $ 5,000
Long-Short Fund:                                                        $25,000
All other funds:                                                        $ 2,500
IRAs:                                                                   $   500*
Transfers/Gifts to Minors:                                              $   500*
--------------------------------------------------------------------------------

* $25,000 minimum for Long-Short Fund.

--------------------------------------------------------------------------------
                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Warburg Pincus Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Registration]

                                 HOW TO REACH US

Shareholder Service Center
Toll free: 800-WARBURG
           (800-927-2874)
Fax:       212-370-9833

Mail
Warburg Pincus Funds
P.O. Box 9030
Boston, MA 02205-9030

Overnight/Courier Service
Boston Financial
Attn: Warburg Pincus Funds
66 Brooks Drive
Braintree, MA 02184

Internet Web Site
www.warburg.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPENING AN ACCOUNT                       ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------
o Complete the New Account               o Make your check payable to Warburg
  Application. For IRAs use the            Pincus Funds.
  Universal IRA Application.
                                         o Write the account number and the
o Make your check payable to Warburg       fund name on your check.
  Pincus Funds.
                                         o Mail to Warburg Pincus Funds.
o Mail to Warburg Pincus Funds.
                                         o Minimum amount is $100.
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
o Call our Shareholder Service Center    o Call our Shareholder Service Center
  to request an exchange. Be sure to       to request an exchange.
  read the current prospectus for the
  new fund. Also please observe the      o Minimum amount is $250.
  minimum initial investment.
                                         If you do not have telephone
  If you do not have telephone           privileges, mail or fax a signed
  privileges, mail or fax a signed       letter of instruction.
  letter of instruction.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
o Complete and sign the New Account      o Call our Shareholder Service Center
  Application.                             by 4 p.m. ET to inform us of the
                                           incoming wire. Please be sure to
o Call our Shareholder Service Center      specify your name, the account
  and fax the signed New Account           number and the fund name on your
  Application by 4 p.m. ET.                wire advice.

o Shareholder Services will telephone    o Wire the money for receipt that day.
  you with your account number. Please
  be sure to specify your name, the      o Minimum amount is $500.
  account number and the fund name on
  your wire advice.

o Wire your initial investment for
  receipt that day.

o Mail the original, signed
  application to Warburg Pincus Funds.
  This method is not available for
  IRAs.
--------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
--------------------------------------------------------------------------------
o Cannot be used to open an account.     o Call our Shareholder Service Center
                                           to request an ACH transfer from your
                                           bank.

                                         o Your purchase will be effective at
                                           the next NAV calculated after we
                                           receive your order in proper form.

                                         o Minimum amount is $50.

                                         Requires ACH on Demand privileges.
--------------------------------------------------------------------------------

                           800-WARBURG (800-927-2874)
           MONDAY-FRIDAY, 8 A.M.-8 P.M. ET SATURDAY, 8 A.M.-4 P.M. ET

                               SELLING SHARES(*)

--------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES       CAN BE USED FOR
--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
Write us a letter of instruction that    o Accounts of any type.
includes:
                                         o Sales of any amount.
o your name(s) and signature(s)
                                         For IRAs please use the IRA
o the fund name and account number       Distribution Request Form.

o the dollar amount you want to sell

o how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see
"Selling Shares in Writing").

Mail the materials to Warburg Pincus
Funds.

If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center.
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
o Call our Shareholder Service Center    o Accounts with telephone privileges.
  to request an exchange. Be sure to
  read the current prospectus for the    If you do not have telephone
  new fund. Also please observe the      privileges, mail or fax a letter of
  minimum initial investment.            instruction to exchange shares.
--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
Call our Shareholder Service Center to   o Non-IRA accounts with telephone
request a redemption. You can receive      privileges.
the proceeds as:

o a check mailed to the address of
  record

o an ACH transfer to your bank ($50
  minimum)

o a wire to your bank ($500 minimum)

See "By Wire or ACH Transfer" for
details.
--------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
--------------------------------------------------------------------------------
o Complete the "Wire Instructions" or    o Non-IRA accounts with
  "ACH on Demand" section of your New      wire-redemption or ACH on Demand
  Account Application.                     privileges.

o For federal-funds wires, proceeds      o Requests by phone or mail.
  will be wired on the next business
  day. For ACH transfers, proceeds
  will be delivered within two
  business days.
--------------------------------------------------------------------------------

* For the Japan Growth Fund and Japan Small Company Fund only: Each fund imposes a 2.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than six months from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. For purposes of computing the redemption fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee applies to fund shares purchased on or after May 30, 2000.

o     SELLING SHARES IN WRITING

      Some circumstances require a written sell order, along with a signature guarantee. These include:

      o accounts whose address of record has been changed within the past 30 days

      o     redemption in certain large amounts (other than by exchange)

      o     requests to send the proceeds to a different payee or address

      o shares represented by certificates, which must be returned with your sell order

      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

o     RECENTLY PURCHASED SHARES

      For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

o     LOW-BALANCE ACCOUNTS

      If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

--------------------------------------------------------------------------------
                         MINIMUM TO KEEP AN ACCOUNT OPEN

Cash Reserve Fund:                                                        $  750
New York Tax Exempt Fund:                                                 $  750
Balanced Fund:                                                            $  500
Value Fund:                                                               $  500
WorldPerks Funds:                                                         $  750
All other funds:                                                          $2,000
IRAs:                                                                     $  250
Transfers/Gifts to Minors:                                                $  250
--------------------------------------------------------------------------------


                           800-WARBURG (800-927-2874)
           MONDAY-FRIDAY, 8 A.M.-8 P.M. ET SATURDAY, 8 A.M.-4 P.M. ET

                              SHAREHOLDER SERVICES

o     AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

SAVEMYMONEY PROGRAM

      SaveMyMoney(SM) is a low minimum, automatic investing program that makes it easy to build a mutual fund portfolio. For an initial investment of $250 along with a minimum $50 monthly investment, you can invest in certain Warburg Pincus funds. The SaveMyMoney Program will automatically transfer the monthly investment amount you designate from your bank account.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

      For automatically reinvesting your dividend and capital-gain distributions into another identically registered Warburg Pincus fund. Not available for IRAs.

o     STATEMENTS AND REPORTS

      Each Fund produces financial reports, which include among other things a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. Each Fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a Fund may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the same Fund. Please call 800-WARBURG if you would like to receive additional reports, prospectuses or proxy statements.

o     RETIREMENT PLANS

      Warburg Pincus offers a range of tax-advantaged retirement accounts, including:

o     Traditional IRAs

o     Roth IRAs

o     Roth Conversion IRAs

o     Spousal IRAs

o     Rollover IRAs

o     SEP IRAs

      To transfer your IRA to Warburg Pincus, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

o     TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

o     ACCOUNT CHANGES

      Call our Shareholder Service Center to update your account records whenever you change your address. Shareholder Services can also help you change your account information or privileges.

                                 OTHER POLICIES

o     TRANSACTION DETAILS

      You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed. For the Intermediate Maturity Government, New York Intermediate Municipal and Fixed Income Funds and the Money Market Funds, you begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of a Money Market Fund before 12 p.m. (noon), you begin to earn dividend distributions on that day.

      Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

o     your investment check or ACH transfer does not clear

o you place a telephone order by 4 p.m. ET and we do not receive your wire that day

      If you wire money without first calling Shareholder Services to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

o     SPECIAL SITUATIONS

      A fund reserves the right to:

o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

o change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

o change its minimum investment amounts after 15 days' notice to current investors of any increases

o     charge a wire-redemption fee

o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and, for the Long-Short Fund, investments through certain financial-services firms ($10,000 minimum) and through retirement plan programs (no minimum)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                           800-WARBURG (800-927-2874)
           MONDAY-FRIDAY, 8 A.M.-8 P.M. ET SATURDAY, 8 A.M.-4 P.M. ET

                              --------------------
                              WARBURG PINCUS FUNDS
                              --------------------

                             PART OF CREDIT | ASSET
                                     SUISSE | MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) o www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR       WPCOM-31-0101

--------------------------------------------------------------------------------
Institutional Shares
--------------------------------------------------------------------------------

--------------------            PART OF CREDIT | ASSET
WARBURG PINCUS FUNDS                    SUISSE | MANAGEMENT
--------------------

INTERNATIONAL GROWTH FUND
U.S. CORE EQUITY FUND
FOCUS FUND
LONG-SHORT MARKET NEUTRAL FUND
U.S. CORE FIXED INCOME FUND
HIGH YIELD FUND
MUNICIPAL BOND FUND

JANUARY 1, 2001 PROSPECTUS

As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Warburg Pincus Funds and Credit Suisse Institutional Funds are advised by Credit Suisse Asset Management, LLC.

================================================================================

                                    CONTENTS

KEY POINTS ........................................................            4
PERFORMANCE SUMMARY ...............................................           10
    Year-by-Year Total Returns ....................................           10
    Average Annual Total Returns ..................................           11
INVESTOR EXPENSES .................................................           13
THE FUNDS IN DETAIL ...............................................           17
    The Management Firm ...........................................           17
    Multi-Class Structure .........................................           17
    Fund Information Key ..........................................           18
INTERNATIONAL GROWTH FUND .........................................           20
U.S. CORE EQUITY FUND .............................................           22
FOCUS FUND ........................................................           24
LONG-SHORT MARKET NEUTRAL FUND ....................................           26
U.S. CORE FIXED INCOME FUND .......................................           28
HIGH YIELD FUND ...................................................           30
MUNICIPAL BOND FUND ...............................................           34
MORE ABOUT RISK ...................................................           36
    Introduction ..................................................           36
    Types of Investment Risk ......................................           36
CERTAIN INVESTMENT PRACTICES ......................................           38
MEET THE MANAGERS .................................................           42
ABOUT YOUR ACCOUNT ................................................           49
    Share Valuation ...............................................           49
    Buying and Selling Shares .....................................           49
    Buying Fund Shares ............................................           49
    Selling Fund Shares ...........................................           50
    Exchanging Fund Shares ........................................           50
    Other Policies ................................................           51
    Account Statements ............................................           51
    Distributions .................................................           52
    Taxes .........................................................           52
    Statements and Reports ........................................           53
OTHER INFORMATION .................................................           54
    About the Distributor .........................................           54
FOR MORE INFORMATION ..............................................   back cover

Credit Suisse Institutional Funds is the name under which the Institutional class of shares of certain Warburg Pincus Funds are offered.

--------------------------------------------------------------------------------

================================================================================

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
FUND/RISK FACTORS               GOAL                    STRATEGIES
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH       Long-term appreciation   o Invests in foreign equity
FUND                         of capital               securities
Risk factors:                                       o Emphasizes developed
  Foreign securities                                  countries, but may also
  Market risk                                         invest in emerging markets
  Non-diversified status                            o Combines top-down regional
                                                      analysis with bottom-up
                                                      company research
                                                    o Seeks countries, sectors
                                                      and companies with solid
                                                      growth prospects and
                                                      attractive market
                                                      valuations
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

This fund is designed for investors who:

      o     are investing for long-term goals
      o are willing to assume the risk of losing money in exchange for attractive potential long-term returns
      o     are looking for capital appreciation
      o     want to diversify their portfolios internationally

It may NOT be appropriate if you:

      o     are investing for a shorter time horizon
      o are uncomfortable with an investment that has a higher degree of volatility
      o     want to limit your exposure to foreign securities
      o     are looking for income

You should base your selection of a fund on your own goals, risk preferences and time horizon.

--------------------------------------------------------------------------------

================================================================================

                         GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
FUND/RISK FACTORS               GOAL                    STRATEGIES
--------------------------------------------------------------------------------

U.S. CORE EQUITY FUND      Long-term appreciation  o Invests primarily in U.S.
Risk factors:                of capital              equity securities
  Market risk                                      o Focuses on large companies
  Non-diversified status                           o Stock-selection process
                                                     uses quantitative
                                                     techniques to seek to
                                                     identify companies with
                                                     improving momentum and
                                                     reasonable relative
                                                     valuations
--------------------------------------------------------------------------------
FOCUS FUND                 Long-term appreciation  o Invests in securities of
Risk factors:               of capital               40-60 U.S. companies
  Market risk                                      o Focuses on companies and
  Non-diversified status                             industry sectors with
                                                     favorable economic profit
                                                     trends
                                                   o Uses both traditional
                                                     value-based analyses (such
                                                     as price/book ratio), as
                                                     well as the economic
                                                     profit of a company
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

These funds are designed for investors who:

      o     are investing for long-term goals
      o are willing to assume the risk of losing money in exchange for attractive potential long-term returns
      o     are looking for capital appreciation
      o     want to diversify their portfolios into common stocks

They may NOT be appropriate if you:

      o     are investing for a shorter time horizon
      o     are uncomfortable with an investment that will fluctuate in value
      o     are looking for income

You should base your selection of a fund on your own goals, risk preferences and time horizon.

--------------------------------------------------------------------------------

================================================================================

                         GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
FUND/RISK FACTORS               GOAL                    STRATEGIES
--------------------------------------------------------------------------------

LONG-SHORT MARKET          Long-term capital        o Seeks a total return
NEUTRAL FUND                appreciation while        greater than the return of
Risk factors:               minimizing exposure to    the Salomon Smith Barney
  Market risk               general equity market     1-Month Treasury Bill
  Non-diversified status    risk                      Index(TM)
  Short positions                                   o Takes long positions in
                                                      stocks that the manager
                                                      has identified as
                                                      attractive
                                                    o Takes short positions in
                                                      stocks that the manager
                                                      has identified as
                                                      unattractive
                                                    o Seeks minimal net exposure
                                                      to the general U.S. equity
                                                      market and low to neutral
                                                      exposure to any particular
                                                      industry or specific
                                                      capitalization range
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

This fund is designed for investors who:

      o     are investing for long-term goals
      o are willing to assume the risk of losing money in exchange for attractive potential long-term returns
      o     are investing for total return or capital appreciation

It may NOT be appropriate if you:

      o     are investing for a shorter time horizon
      o     are uncomfortable with an investment that will fluctuate in value
      o     are looking primarily for income

You should base your selection of a fund on your own goals, risk preferences and time horizon.

--------------------------------------------------------------------------------

================================================================================

                         GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
FUND/RISK FACTORS               GOAL                    STRATEGIES
--------------------------------------------------------------------------------

U.S. CORE FIXED            High total return        o Invests primarily in
INCOME FUND                                           fixed-income securities of
Risk factors:                                         U.S. issuers
 Credit risk                                        o Typically maintains a
 Interest-rate risk                                   weighted-average portfolio
 Market risk                                          maturity of between five
 Non-diversified status                               and 15 years
                                                    o Focuses on high-grade
                                                      securities (average credit
                                                      rating AA)
--------------------------------------------------------------------------------
HIGH YIELD FUND            High total return        o Invests primarily in
Risk factors:                                         high-yield, higher-risk
 Credit risk                                          fixed-income securities
 Interest-rate risk                                   (junk bonds)
 Market risk                                        o Typically maintains a
 Non-diversified status                               weighted-average portfolio
                                                      maturity of between five
                                                      and 15 years
                                                    o Emphasizes top-down
                                                      analysis of industry
                                                      sectors and themes
                                                    o Seeks to allocate risk by
                                                      investing among a variety
                                                      of industry sectors
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND        High total return        o Invests primarily in
Risk factors:                                         municipal securities
 Credit risk                                        o Typically maintains a
 Interest-rate risk                                   weighted-average portfolio
 Market risk                                          maturity of between 10 and
 Non-diversified status                               15 years
                                                    o Focuses on high-grade
                                                      securities (average credit
                                                      rating AA)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

These funds are designed for investors who:

      o     are seeking investment income
      o     want to diversify their portfolios with fixed-income funds
      o     are willing to accept risk and volatility
      o are seeking investment income that is exempt from federal income tax (Municipal Bond Fund only)

They may NOT be appropriate if you:

      o     are investing for maximum return over a long time horizon
      o     require stability of your principal

You should base your selection of a fund on your own goals, risk preferences and time horizon.

Because the High Yield Fund involves a higher level of risk, you should consider it only for the aggressive portion of your portfolio. The High Yield Fund may not be appropriate for everyone.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
A WORD ABOUT RISK
--------------------------------------------------------------------------------

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to the funds. As with any mutual fund, you could lose money over any period of time.

      Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

U.S. Core Fixed Income, High Yield and Municipal Bond Funds

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES

International Growth Fund

      A fund that invests outside the U.S. carries additional risks that include:

      o Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

      o Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      o Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

U.S. Core Fixed Income, High Yield and Municipal Bond Funds

      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

MARKET RISK

All funds

      The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

--------------------------------------------------------------------------------

================================================================================

NON-DIVERSIFIED STATUS

All funds

      The funds are considered non-diversified investment companies under the Investment Company Act of 1940, as amended, and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to their respective portfolio securities than a fund that is more broadly diversified.

SHORT POSITIONS

Long-Short Market Neutral Fund

      The fund takes short positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop.

      Because they expose the fund to risks associated with securities it does not own, short positions involve speculative exposure risk. As a result, if the fund takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs.

--------------------------------------------------------------------------------

================================================================================

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in certain of these funds. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS*

  [The following tables were depicted as bar charts in the printed materials.]

--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:                                                         1993    1994    1995    1996    1997    1998    1999
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND                                                 39.95%  -8.37%   4.34%  11.76%  15.17%  20.67%  34.78%
    Best quarter: 27.57% (Q4 99)
    Worst quarter: -14.46% (Q3 98)
    Inception date: 9/30/92
    Total return for the period 1/1/00 - 9/30/00: -15.00% (not annualized)
--------------------------------------------------------------------------------------------------------------------------------
U.S. CORE EQUITY FUND                                                                     35.63%  21.89%  30.23%  24.72%  23.23%
    Best quarter: 18.46% (Q4 99)
    Worst quarter: -9.73% (Q3 98)
    Inception date: 8/31/94
    Total return for the period 1/1/00 - 9/30/00: -.46% (not annualized)
--------------------------------------------------------------------------------------------------------------------------------
U.S. CORE FIXED INCOME FUND                                                               18.25%   5.42%   9.66%   7.38%   1.11%
    Best quarter: 6.28% (Q2 95)
    Worst quarter: -1.80% (Q2 94)
    Inception date: 3/31/94
    Total return for the period 1/1/00 - 9/30/00: 5.15% (not annualized)
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND                                                                   -7.96%  16.20%  12.73%  14.85%  -1.28%   4.49%
    Best quarter: 9.43% (Q2 95)
    Worst quarter: -7.02% (Q1 94)
    Inception date: 2/26/93
    Total return for the period 1/1/00 - 9/30/00: -1.40% (not annualized)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                                       15.28%   2.16%   9.61%   5.71%  -2.56%
    Best quarter: 6.66% (Q1 95)
    Worst quarter: -2.61% (Q1 96)
    Inception date: 6/17/94
    Total return for the period 1/1/00 - 9/30/00: 6.89% (not annualized)
--------------------------------------------------------------------------------------------------------------------------------
FOCUS FUND                                                                                                                27.76%
    Best quarter: 26.98% (Q4 98)
    Worst quarter: -3.49% (Q3 99)
    Inception date: 7/31/98
    Total return for the period 1/1/00 - 9/30/00: 16.75% (not annualized)
--------------------------------------------------------------------------------------------------------------------------------
LONG-SHORT MARKET NEUTRAL FUND                                                                                             6.07%
    Best quarter: 9.92% (Q4 99)
    Worst quarter: -4.02% (Q3 99)
    Inception date: 7/31/98
    Total return for the period 1/1/00 - 9/30/00: .55% (not annualized)
--------------------------------------------------------------------------------------------------------------------------------

* The total returns shown include the total returns of each fund's predecessor, the Institutional Shares of the corresponding investment portfolio of The RBB Fund, Inc.

--------------------------------------------------------------------------------

================================================================================

                         AVERAGE ANNUAL TOTAL RETURNS(1)

----------------------------------------------------------------------------------------
                              ONE YEAR    THREE YEARS   FIVE YEARS   LIFE OF   INCEPTION
PERIOD ENDED 12/31/99:          1999       1997-1999    1995-1999      FUND      DATE
----------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
 FUND                           34.78%       23.27%       16.91%      15.16%    9/30/92
----------------------------------------------------------------------------------------
MSCI EUROPE,
 AUSTRALASIA AND FAR
 EAST INDEX(2)                  26.97%       15.75%       12.83%      13.55%
----------------------------------------------------------------------------------------
U.S. CORE EQUITY FUND           23.23%       26.02%       27.04%      24.40%    8/31/94
----------------------------------------------------------------------------------------
STANDARD & POOR'S 500
 INDEX(3)                       21.02%       27.54%       28.53%      25.93%
----------------------------------------------------------------------------------------
U.S. CORE FIXED INCOME
 FUND                            1.11%        5.99%        8.22%       6.80%    3/31/94
----------------------------------------------------------------------------------------
LEHMAN BROTHERS
 AGGREGATE BOND
 INDEX(4)                       -0.82%        5.73%        7.73%       6.68%
----------------------------------------------------------------------------------------
HIGH YIELD FUND                  4.49%        5.81%        9.19%       8.45%    2/26/93
----------------------------------------------------------------------------------------
CS FIRST BOSTON
 DOMESTIC + HIGH
 YIELD INDEX(5)                  3.28%        5.37%        9.08%       8.39%
----------------------------------------------------------------------------------------
MUNICIPAL BOND FUND            -2.56%         4.13%        5.86%       4.92%    6/17/94
----------------------------------------------------------------------------------------
LEHMAN BROTHERS
 MUNICIPAL BOND
 INDEX(6)                       -2.07%        4.43%        6.91%       6.11%(8)
----------------------------------------------------------------------------------------
FOCUS FUND                      27.76%         N/A          N/A       34.55%    7/31/98
----------------------------------------------------------------------------------------
STANDARD & POOR'S
 500 INDEX(3)                   21.02%         N/A          N/A       22.65%
----------------------------------------------------------------------------------------
LONG-SHORT MARKET
 NEUTRAL FUND                    6.07%         N/A          N/A        4.38%    7/31/98
----------------------------------------------------------------------------------------
SALOMON SMITH BARNEY
 ONE-MONTH U.S.
 TREASURY BILL INDEX(7)          4.44%         N/A          N/A        4.35%
----------------------------------------------------------------------------------------

(1) The total returns shown include the total returns of each fund's predecessor, the Institutional Shares of the corresponding investment portfolio of The RBB Fund, Inc.
(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestments of dividends, and is the exclusive property of Morgan Stanley Capital International & Co., Incorporated.
(3) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.
(4) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.
(5) The Credit Suisse First Boston Domestic + High Yield Index is an unmanaged index (with no defined investment objective) of domestic high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the funds' adviser.
(6) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers Inc.
(7) Monthly return equivalents of yield average which are not marked to market. The Solomon Smith Barney One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill issues.
(8)   For the period from June 30, 1994 to December 31, 1999
--------------------------------------------------------------------------------

================================================================================

                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

--------------------------------------------------------------------------------

================================================================================

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal period ending August 31, 2000.

--------------------------------------------------------------------------------
                                                                   INTERNATIONAL
                                                                    GROWTH FUND
--------------------------------------------------------------------------------
Shareholder fees
  (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge "load" on purchases                                        NONE
--------------------------------------------------------------------------------
Deferred sales charge "load"                                            NONE
--------------------------------------------------------------------------------
Sales charge "load" on reinvested distributions                         NONE
--------------------------------------------------------------------------------
Redemption fees                                                         NONE
--------------------------------------------------------------------------------
Exchange fees                                                           NONE
--------------------------------------------------------------------------------
Annual fund operating expenses
  (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                          .80%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                    NONE
--------------------------------------------------------------------------------
Other expenses                                                          .27%
--------------------------------------------------------------------------------
Total annual fund operating expenses                                   1.07%
--------------------------------------------------------------------------------

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
                                    ONE YEAR   THREE YEARS  FIVE YEARS  10 YEARS
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND             $  109      $  340      $  590     $1,306
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ending August 31, 2000.

--------------------------------------------------------------------------------
                                                           U.S. CORE
                                                             EQUITY        FOCUS
                                                              FUND         FUND
--------------------------------------------------------------------------------
Shareholder fees
  (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge "load" on purchases                              NONE          NONE
--------------------------------------------------------------------------------
Deferred sales charge "load"                                  NONE          NONE
--------------------------------------------------------------------------------
Sales charge "load" on reinvested distributions               NONE          NONE
--------------------------------------------------------------------------------
Redemption fees                                               NONE          NONE
--------------------------------------------------------------------------------
Exchange fees                                                 NONE          NONE
--------------------------------------------------------------------------------
Annual fund operating expenses
  (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                .75%          .75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                          NONE          NONE
--------------------------------------------------------------------------------
Other expenses                                                .39%         1.50%
--------------------------------------------------------------------------------
Total annual fund operating expenses*                        1.14%         2.25%
--------------------------------------------------------------------------------

* Fee waivers and expense reimbursements or credits reduced expenses for the funds during 2000 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended August 31, 2000 are shown below:

                                                           U.S. CORE
                                                             EQUITY        FOCUS
EXPENSES AFTER WAIVERS AND REIMBURSEMENTS                     FUND         FUND

Management fee                                                 .61%         .13%
Distribution and service (12b-1) fee                           NONE        NONE
Other expenses                                                 .39%         .87%
Total annual fund operating expenses                          1.00%        1.00%

                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
                                  ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. CORE EQUITY FUND              $  116       $  362       $  628      $1,386
--------------------------------------------------------------------------------
FOCUS FUND                         $  228       $  703       $1,205      $2,585
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 2000.

--------------------------------------------------------------------------------
                                                                      LONG-SHORT
                                                                        MARKET
                                                                        NEUTRAL
                                                                         FUND
--------------------------------------------------------------------------------
Shareholder fees
  (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge "load" on purchases                                         NONE
--------------------------------------------------------------------------------
Deferred sales charge "load"                                             NONE
--------------------------------------------------------------------------------
Sales charge "load" on reinvested distributions                          NONE
--------------------------------------------------------------------------------
Redemption fees                                                          NONE
--------------------------------------------------------------------------------
Exchange fees                                                            NONE
--------------------------------------------------------------------------------
Annual fund operating expenses
  (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                          1.50%(1)
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                     NONE
--------------------------------------------------------------------------------
Other expenses(2)                                                        4.09%
--------------------------------------------------------------------------------
Total annual fund operating expenses(3)                                  5.59%
--------------------------------------------------------------------------------

(1) The basic management fee is 1.50%. The management fee of the fund may be increased or decreased pursuant to the application of an adjustment formula based upon the fund's investment performance as compared to the Salomon Smith Barney One-Month U.S. Treasury Bill Index(TM). The management fee, as adjusted, may range from 1.00% to 2.00%. The management fee as adjusted for the year ended August 31, 2000 was 1.28%.
(2) "Other expenses" and "Total annual fund operating expenses" include dividend and interest expenses incured in connection with short sales, which are included in and reduce the investment return of the fund.
(3) Fee waivers and expense reimbursements or credits reduced expenses for the fund during 2000 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended August 31, 2000 are shown below:

                                                                      LONG-SHORT
                                                                        MARKET
                                                                       NEUTRAL
EXPENSES AFTER WAIVERS AND REIMBURSEMENTS                                FUND

Management fee                                                            .01%
Distribution and service (12b-1) fee                                      NONE
Other expenses                                                           3.43%
Total annual fund operating expenses                                     3.44%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
                               ONE YEAR    THREE YEARS    FIVE YEARS    10 YEARS
--------------------------------------------------------------------------------
LONG-SHORT MARKET
   NEUTRAL FUND                 $  557        $1,662        $2,754       $5,428
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 2000.

--------------------------------------------------------------------------------
                                              U.S. CORE
                                                FIXED                  MUNICIPAL
                                               INCOME     HIGH YIELD     BOND
                                                FUND         FUND        FUND
--------------------------------------------------------------------------------
Shareholder fees
  (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge "load" on purchases                NONE         NONE        NONE
--------------------------------------------------------------------------------
Deferred sales charge "load"                    NONE         NONE        NONE
--------------------------------------------------------------------------------
Sales charge "load" on reinvested
  distributions                                 NONE         NONE        NONE
--------------------------------------------------------------------------------
Redemption fees                                 NONE         NONE        NONE
--------------------------------------------------------------------------------
Exchange fees                                   NONE         NONE        NONE
--------------------------------------------------------------------------------
Annual fund operating expenses
  (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                  .37%         .70%        .70%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee            NONE         NONE        NONE
--------------------------------------------------------------------------------
Other expenses                                  .19%         .45%       1.08%
--------------------------------------------------------------------------------
Total annual fund operating expenses*           .56%        1.15%       1.78%
--------------------------------------------------------------------------------

* Fee waivers and expense reimbursements or credits reduced expenses for the funds during 2000 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended August 31, 2000 are shown below:

                                              U.S. CORE
                                                FIXED                  MUNICIPAL
EXPENSES AFTER WAIVERS AND                     INCOME     HIGH YIELD     BOND
REIMBURSEMENTS                                  FUND         FUND        FUND

Management fee                                  .26%         .28%        .10%
Distribution and service (12b-1) fee            NONE         NONE        NONE
Other expenses                                  .19%         .42%        .90%
Total annual fund operating expenses            .45%         .70%       1.00%

                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
                                     ONE YEAR  THREE YEARS  FIVE YEARS  10 YEARS
--------------------------------------------------------------------------------
U.S. CORE FIXED INCOME FUND           $   57     $  179      $  313      $  701
--------------------------------------------------------------------------------
HIGH YIELD FUND                       $  117     $  365      $  633      $1,398
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                   $  181     $  560      $  964      $2,095
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                              THE FUNDS IN DETAIL

--------------------------------------------------------------------------------
THE MANAGEMENT FIRM
--------------------------------------------------------------------------------

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the funds

o Responsible for managing each fund's assets according to its goal and strategy

o A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

o Credit Suisse Asset Management companies manage approximately $104 billion in the U.S. and $296 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus

--------------------------------------------------------------------------------
MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

      This Prospectus describes the Institutional Class shares of the funds. The Common Class shares of the funds, if offered, are described in separate prospectuses.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
FUND INFORMATION KEY
--------------------------------------------------------------------------------

      Concise fund-by-fund descriptions begin on the following pages. Each description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser or sub-adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

      Actual expenses for the 2000 fiscal period. Future expenses may be higher or lower.

      o Management Fee The fee paid to the investment adviser and sub-adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

      o Other Expenses Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

      A table showing each fund's audited financial performance for up to five years.

      o Total Return How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

      o Portfolio Turnover An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

      The Annual Report includes the auditor's report, along with each fund's financial statements. It is available free upon request.

--------------------------------------------------------------------------------

================================================================================

                       This page intentionally left blank

--------------------------------------------------------------------------------

================================================================================

                            INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
GOAL AND STRATEGIES
--------------------------------------------------------------------------------

      The International Growth Fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

      Although it is not an index fund and does not seek to replicate the performance of any index, this fund expects to focus primarily, but not exclusively, on countries represented in the Morgan Stanley Capital International Europe Australasia and Far East (MSCI-EAFE) Index. Although the fund may invest in emerging markets, it does not expect to invest more than 30% of assets in securities of emerging-markets issuers.

      Under normal market conditions, the fund will invest at least 80% of assets in equity securities of issuers from at least three foreign countries. The fund may invest in companies of all sizes.

      In managing the fund's investments, the portfolio managers:

      o     combine top-down regional analysis with bottom-up company research

      o look for countries, sectors and companies with solid growth prospects and attractive market valuations

      o focus research efforts on early identification of new investment opportunities while seeking to manage risk

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

      Equity holdings may include:

      o     common and preferred stocks

      o     securities convertible into common or preferred stock

      o     rights and warrants

      o     depositary receipts

      To a limited extent, the fund may also engage in other investment practices.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

      This fund's principal risk factors are:

      o     foreign securities

      o     market risk

      o     non-diversified risk

      The value of your investment will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

      To the extent that the fund invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

      Steven D. Bleiberg, Richard W. Watt, Emily Alejos, Robert B. Hrabchak and Alan Zlatar manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--------------------------------------------------------------------------------
INVESTOR EXPENSES
--------------------------------------------------------------------------------

      Management fee         .80%
      All other expenses     .27%
                            ----
      Total expenses        1.07%

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

PERIOD ENDED:                                        8/00           8/99            8/98         8/97            8/96
                                                   --------      --------         --------     --------        --------
Per-share data
Net asset value, beginning of year ...........     $  23.47      $  22.70         $  22.22     $  19.41        $  18.24
                                                   --------      --------         --------     --------        --------
  Income from investment operations:
    Net investment income (loss) .............         0.05          0.14             0.15         0.18            0.19
    Net gain (loss) on investments and foreign
     currency transactions (both realized and
     unrealized) .............................         4.19          2.90             3.26         2.89            1.05
                                                   --------      --------         --------     --------        --------
    Total from investment operations .........         4.24          3.04             3.41         3.07            1.24
                                                   --------      --------         --------     --------        --------
  Less dividends and distributions:
    Dividends from net investment income .....        (0.10)        (0.28)              --        (0.26)          (0.07)
    Distributions from capital gains .........        (4.00)        (1.99)           (2.93)          --              --
                                                   --------      --------         --------     --------        --------
    Total dividends and distributions ........        (4.10)        (2.27)           (2.93)       (0.26)          (0.07)
                                                   --------      --------         --------     --------        --------
Net asset value, end of year .................     $  23.61      $  23.47         $  22.70     $  22.22        $  19.41
                                                   ========      ========         ========     ========        ========

Total return .................................        17.81%        13.88%           16.74%       15.93%           6.81%(1)
Ratios/supplemental data:
    Net assets, end of year (000s omitted) ...     $505,914      $675,118         $623,482     $568,510        $682,271
    Ratio of expenses to average net assets ..         1.07%         1.21%(2)       1.14%(2)       1.16%(2)        1.19%(2)
    Ratio of net investment income (loss) to
     average net assets ......................         0.04%         0.60%            0.72%        0.71%           0.84%
    Fund turnover rate .......................          128%          182%             141%         126%             86%

(1)   Redemption fees not reflected in total return.
(2) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.22%, 1.23%, 1.25% and 1.22% for the years ended August 31, 1999, 1998, 1997 and 1996, respectively.

--------------------------------------------------------------------------------

================================================================================

                             U.S. CORE EQUITY FUND

--------------------------------------------------------------------------------
GOAL AND STRATEGIES
--------------------------------------------------------------------------------

      The U.S. Core Equity Fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of large U.S. companies.

      In choosing stocks, the fund's portfolio managers use quantitative techniques to seek to identify companies with improving momentum and reasonable relative valuations. They emphasize the following five factors:

      o     earnings

      o     valuation

      o     stability/consistency

      o     relative price strength/sentiment

      o     financial strength

      The managers seek to maintain characteristics that roughly mirror the S&P 500 Index with respect to:

      o     market capitalization

      o     industry/sector weightings

      o     style exposure

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

      Under normal market conditions, this fund invests at least 65% of assets in U.S. equity securities. Equity holdings may consist of:

      o     common stocks

      o     preferred stocks

      o     securities convertible into common stocks

      o securities such as rights and warrants, whose values are based on common stocks

      The fund may invest up to 35% of its assets in dollar-denominated American Depositary Receipts (ADRs) and similar securities of foreign issuers. To a limited extent, the fund may also engage in other investment practices.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

      This fund's principal risk factors are:

      o     market risk

      o     non-diversified risk

      The value of your investment will fluctuate in response to stock market movements.

      Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

      "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

      Eric N. Remole, Marc Bothwell and Michael Welhoelter manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--------------------------------------------------------------------------------
INVESTOR EXPENSES
--------------------------------------------------------------------------------

      Management fee          .61%
      All other expenses      .39%
                             ----
      Total expenses         1.00%

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

PERIOD ENDED:                                         8/00            8/99          8/98            8/97           8/96
                                                     -------        -------        -------        -------        -------
Per-share data
Net asset value, beginning of period ...........     $ 19.58        $ 21.73        $ 24.40        $ 19.05        $ 17.86
                                                     -------        -------        -------        -------        -------
    Income from investment operations:
       Net investment income (loss) ............        0.07           0.07           0.01           0.14           0.20
       Net gain (loss) on investments (both
         realized and unrealized) ..............        3.99           7.56           0.88           6.82           2.81
                                                     -------        -------        -------        -------        -------
       Total from investment operations ........        4.06           7.63           0.89           6.96           3.01
                                                     -------        -------        -------        -------        -------
    Less dividends and distributions:
       Dividends from net investment
         income ................................       (0.07)         (0.04)         (0.13)         (0.20)         (0.21)
       Distributions from realized capital
         gains .................................       (2.98)         (9.74)         (3.43)         (1.41)         (1.61)
                                                     -------        -------        -------        -------        -------
       Total dividends and distributions .......       (3.05)         (9.78)         (3.56)         (1.61)         (1.82)
                                                     -------        -------        -------        -------        -------
Net asset value, end of period .................     $ 20.59        $ 19.58        $ 21.73        $ 24.40        $ 19.05
                                                     =======        =======        =======        =======        =======
Total return ...................................       22.90%         38.07%          3.18%         38.32%         17.59%
Ratios/supplemental data:
     Net assets, end of period
       (000s omitted) ..........................     $68,343        $70,081        $63,514        $86,182        $59,015
     Ratio of expenses to average net
       assets ..................................        1.00%*         0.99%*         1.00%*         1.00%*         1.00%*
     Ratio of net investment income (loss)
       to average net assets ...................        0.32%          0.32%          0.23%          0.67%          1.25%
     Fund turnover rate ........................          97%           110%           164%            93%           127%

* Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.14%, 1.22%, 1.18%, 1.18% and 1.34% for the years ended August 31, 2000, 1999, 1998, 1997 and 1996, respectively.

--------------------------------------------------------------------------------

================================================================================

                                   FOCUS FUND

--------------------------------------------------------------------------------
GOAL AND STRATEGIES
--------------------------------------------------------------------------------

      The Focus Fund seeks long-term appreciation of capital. To pursue this goal, the fund invests in securities of approximately 40-60 U.S. companies. The "top ten" (largest company holdings) in the fund's portfolio may account for 40% or more of the fund's assets. In addition, the fund's portfolio manager searches for industry sectors with favorable economic profit trends and may focus the portfolio in these sectors.

      In choosing stocks, the fund's portfolio manager uses both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets. The manager looks for companies that:

      o earn rates of return exceeding their risk-adjusted costs of capital, as opposed to earning more than they have spent (accounting profits)

      o create shareholder value by gaining the most from their investment spending, or use their cost of capital as a competitive advantage

      o have current market valuations that do not fully recognize future economically profitable growth

      The manager believes this approach allows her to identify companies with low disappointment risk, as well as those with potential restructuring opportunities. The portfolio manager constructs the fund's portfolio by weighting selected securities based on results of a proprietary analysis and risk-scoring system.

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

      Under normal market conditions, this fund invests at least 65% of assets in U.S. equity securities. Equity holdings may consist of:

      o     common stocks

      o     preferred stocks

      o     securities convertible into common stocks

      o securities such as rights and warrants, whose values are based on common stocks

      The fund may invest without limit in foreign securities, including dollar-denominated ADRs of foreign issuers. To a limited extent, the fund may also engage in other investment practices.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

      This fund's principal risk factors are:

      o     market risk

      o     non-diversified risk

      The value of your investment will vary with changes in interest rates and other factors.

      Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because this fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

      "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

      D. Susan Everly manages the fund's investment portfolio. You can find out more about her in "Meet the Managers."

--------------------------------------------------------------------------------
INVESTOR EXPENSES
--------------------------------------------------------------------------------

      Management fee         .13%
      All other expenses     .87%
                            ----
      Total expenses        1.00%

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

PERIOD ENDED:                                                            8/00              8/99         8/98(1)
                                                                       -------           -------       -------
Per-share data
Net asset value, beginning of period .............................     $ 20.15           $ 13.17       $ 15.00
                                                                       -------           -------       -------
   Income from investment operations:
     Net investment income (loss) ................................        0.04              0.08          0.01
     Net gain (loss) on investments (both realized and unrealized)        4.83              6.92         (1.84)
                                                                       -------           -------       -------
     Total from investment operations ............................        4.87              7.00         (1.83)
                                                                       -------           -------       -------
   Less dividends and distributions:
     Dividends from net investment income ........................       (0.07)            (0.02)           --
     Distributions from capital gains ............................       (5.70)               --            --
                                                                       -------           -------       -------
     Total dividends and distributions ...........................       (5.77)            (0.02)           --
                                                                       -------           -------       -------
Net asset value, end of period ...................................     $ 19.25           $ 20.15       $ 13.17
                                                                       =======           =======       =======
Total return .....................................................       33.88%            53.21%       (12.20%)(2)
Ratios/supplemental data:
   Net assets, end of period (000s omitted) ......................     $10,658           $35,394       $22,659
   Ratio of expenses to average net assets .......................        1.00%(3),(4)      0.99%(3)      1.00%(3),(5)
   Ratio of net investment income (loss) to average net assets ...        0.19%             0.47%         0.92%(5)
   Fund turnover rate ............................................         235%              209%           52%(2)

(1) For the period August 3, 1998 (commencement of operations) through August 31, 1998.
(2)   Not annualized.
(3) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.25% and 1.42% for the year ended August 31, 2000 and 1999, respectively, and 1.30% annualized for the period ended August 31, 1998.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.
(5)   Annualized.

--------------------------------------------------------------------------------

================================================================================

                         LONG-SHORT MARKET NEUTRAL FUND

--------------------------------------------------------------------------------
GOAL AND STRATEGIES
--------------------------------------------------------------------------------

      The Long-Short Market Neutral Fund seeks long-term capital appreciation while minimizing exposure to general equity market risk. This fund seeks a total return greater than the return of the Salomon Smith Barney One-Month U.S. Treasury Bill Index(TM).

      To pursue its goal, the fund takes long positions in stocks that the portfolio manager has identified as attractive and short positions in stocks that the manager has identified as unattractive. In doing so, the fund attempts to minimize directional market risks associated with investing in the equity market by neutralizing the effects of general stock market movements on its performance.

      In choosing long and short positions for the fund, the portfolio managers use quantitative techniques to analyze the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The managers seek to construct a portfolio that has:

      o     minimal net exposure to the general U.S. equity market

      o low to neutral exposure to any particular industry or specific capitalization range (e.g., large cap, mid cap and small cap)

      Due to its investment strategy, the fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

      Under normal market conditions, this fund takes long and short positions in equity securities that are principally traded in U.S. markets. These securities may include:

      o     common stocks of U.S. issuers

      o     American depositary receipts of foreign issuers

      To a limited extent, the fund may also engage in other investment practices.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

      This fund's principal risk factors are:

      o     market risk

      o     non-diversified risk

      o     short positions

      The value of your investment will fluctuate in response to stock market movements.

      Although all mutual funds are subject to the risk that the fund's portfolio managers will not make good investments, the fund's strategy of taking both long and short positions increases this risk because long positions could decline in value at the same time short positions increase in value. As with other mutual funds, taking long positions in stocks that decline in value would hurt the fund's performance. Additionally, however, if the fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar stock mutual funds that do not take short positions. Short sales also involve expenses that will decrease the fund's return.

      An investment in the fund involves greater volatility and significantly more risks than investing in one-month U.S. Treasury bills. Unlike Treasury bills:

      o     an investment in the fund is not guaranteed by the U.S. government

      o     the fund does not provide a fixed rate of return

      o     you can lose money by investing in the fund

      Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

      "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

      Eric N. Remole, Marc Bothwell and Michael Welhoelter manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--------------------------------------------------------------------------------
INVESTOR EXPENSES
--------------------------------------------------------------------------------

      Management fee           .01%*
      All other expenses      3.43%
                              ----
      Total expenses          3.44%

* The basic management fee is 1.50%. The management fee of the fund may be increased or decreased pursuant to the application of an adjustment formula based upon the fund's investment performance as compared to the Salomon Smith Barney One-Month U.S. Treasury Bill Index(TM). The management fee, as adjusted, may range from 1.00% to 2.00%. The management fee as adjusted for the year ended August 31, 2000 was 1.28%.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

PERIOD ENDED:                                                        8/00              8/99            8/98(1)
                                                                    ------            ------          ------
Per-share data
Net asset value, beginning of period ..........................     $14.21            $15.27          $15.00
                                                                    ------            ------          ------
    Income from investment operations:
       Net investment income (loss) ...........................       0.70             0.392            0.05
       Net gain (loss) on investments and securities sold short
        (both realized and unrealized) ........................       0.99             (1.25)           0.22
                                                                    ------            ------          ------
       Total from investment operations .......................       1.69             (0.86)           0.27
                                                                    ------            ------          ------
    Less dividends and distributions:
       Dividends from net investment income ...................      (1.12)            (0.07)             --
       Distributions from capital gains .......................         --             (0.13)             --
                                                                    ------            ------          ------
       Total dividends and distributions ......................      (1.12)            (0.20)             --
                                                                    ------            ------          ------
Net asset value, end of period ................................     $14.78            $14.21          $15.27
                                                                    ======            ======          ======
Total return ..................................................      12.29%            (5.68%)          1.80%(3)
Ratios/supplemental data:
    Net assets, end of period (000s omitted) ..................     $4,588            $5,901          $6,302
    Ratio of expenses to average net assets
       (including dividend expenses) ..........................       3.44%(4),(5)      3.33%(4)        4.32%(4),(6)
    Ratio of expenses to average net assets
       (excluding dividend expenses) ..........................       2.00%(4)          2.00%(4)        2.00%(4),(6)
    Ratio of net investment income (loss) to average net assets       3.69%             2.65%           1.96%(6)
    Fund turnover rate ........................................        313%              705%            130%(3)

(1) For the period August 3, 1998 (commencement of operations) through August 31, 1998.
(2) Per share information is calculated using the average share outstanding method.
(3)   Not annualized.
(4) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 4.15% (excluding dividend expense) and 5.59% (including dividend expense) for the year ended August 31, 2000, 2.56% (excluding dividend expense) and 3.93% (including dividend expense) for the year ended August 31, 1999 and 5.12% (excluding dividend expense) and 7.44% (including dividend expense) annualized for the period ended August 31, 1998.
(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.
(6)   Annualized.

--------------------------------------------------------------------------------

================================================================================

                          U.S. CORE FIXED INCOME FUND

--------------------------------------------------------------------------------
GOAL AND STRATEGIES
--------------------------------------------------------------------------------

      The U.S. Core Fixed Income Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities of U.S. issuers.

      The fund seeks to maintain a weighted-average credit rating comparable to the AA rating of Standard & Poor's Ratings Services. The fund's weighted-average maturity will typically be between five and 15 years.

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

      Under normal market conditions, this fund invests at least 65% of assets in U.S. fixed-income securities such as:

      o     corporate bonds, debentures and notes

      o     government and agency securities

      o     mortgage-backed securities

      The fund may invest:

      o     up to 35% of assets in debt securities of foreign issuers

      o     up to 20% of assets in securities denominated in foreign currency

      o up to 10% of assets in non-investment-grade debt securities (junk bonds) of issuers located in emerging markets

      o     up to 10% of assets in bonds convertible into equity securities

      o     up to 10% of assets in preferred stocks

      To a limited extent, the fund may also engage in other investment practices.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

      This fund's principal risk factors are:

      o     credit risk

      o     interest-rate risk

      o     market risk

      o     non-diversified risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

      To the extent that it invests in certain securities, the fund may be affected by additional risks:

      o     mortgage-backed securities: extension and prepayment risks

      o junk bonds: above-average credit, information, market and other risks

      o     foreign securities: currency, information and political risks

      o equity securities (including convertible bonds and preferred stocks): information, market and other risks

      These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

      Gregg M. Diliberto, Jo Ann Cockran, Jose A. Rodriguez and Leland Crabbe manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--------------------------------------------------------------------------------
INVESTOR EXPENSES
--------------------------------------------------------------------------------

      Management fee           .26%
      All other expenses       .19%
                               ---
      Total expenses           .45%

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

PERIOD ENDED:                                      8/00            8/99            8/98            8/97            8/96
                                                 --------        --------        --------        --------        --------
Per-share data
Net asset value, beginning of year .........     $  15.01        $  15.72        $  15.65        $  15.06        $  15.42
                                                 --------        --------        --------        --------        --------
   Income from investment operations:
     Net investment income (loss) ..........         0.94            0.93            0.84            0.92            0.95
     Net gain (loss) on investments, futures
       and foreign currency transactions
       (both realized and unrealized) ......        (0.01)          (0.56)           0.33            0.76           (0.16)
                                                 --------        --------        --------        --------        --------
     Total from investment operations ......         0.93            0.37            1.17            1.68            0.79
                                                 --------        --------        --------        --------        --------
   Less dividends and distributions:
     Dividends from net investment income ..        (0.97)          (0.91)          (0.87)          (0.97)          (0.93)
     Distributions from capital gains ......        (0.02)          (0.17)          (0.23)          (0.12)          (0.22)
                                                 --------        --------        --------        --------        --------
     Total dividends and distributions .....        (0.99)          (1.08)          (1.10)          (1.09)          (1.15)
                                                 --------        --------        --------        --------        --------
Net asset value, end of year ...............     $  14.95        $  15.01        $  15.72        $  15.65        $  15.06
                                                 ========        ========        ========        ========        ========
Total return ...............................         6.43%           2.37%           7.77%          11.53%           5.23%
Ratios/supplemental data:
   Net assets, end of year (000s omitted) ..     $440,345        $350,844        $393,533        $177,219        $118,596
   Ratio of expenses to average net assets .         0.45%*          0.44%*          0.47%*          0.50%*          0.50%*
   Ratio of net investment income (loss) to
     average net assets ....................         6.51%           5.90%           5.87%           6.31%           6.43%
   Fund turnover rate ......................          520%            569%            372%            372%            201%

* Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been .56%, .62%, .74%, .78%, .78% and .84% for the years ended August 31, 2000, 1999, 1998, 1997 and 1996, respectively.

--------------------------------------------------------------------------------

================================================================================

                                HIGH YIELD FUND

--------------------------------------------------------------------------------
GOAL AND STRATEGIES
--------------------------------------------------------------------------------

      The High Yield Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities rated below investment grade by primary ratings services such as Standard & Poor's Ratings Services and Moody's Investors Service. These high-yield, higher-risk securities are commonly known as "junk bonds."

      In choosing investments for the fund, the portfolio managers:

      o emphasize top-down analysis of industry sectors and themes to determine which sectors may benefit from current and future changes in the economy

      o seek to allocate risk by investing among a variety of industry sectors

      o look at the financial condition of the issuers (including debt/equity ratios), as well as features of the securities themselves

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

      Under normal market conditions, this fund invests at least 65% of assets in high-yield, higher-risk fixed-income securities issued by U.S. and foreign corporations, governments and agencies.

      The fund may invest:

      o     without limit in junk bonds, including their unrated equivalents

      o up to 35% of assets in equity and equity-related securities, including preferred stocks, securities convertible into equity securities, warrants, rights and options

      To a limited extent, the fund may also engage in other investment practices.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

      This fund's principal risk factors are:

      o     credit risk

      o     interest-rate risk

      o     market risk

      o     non-diversified risk

      The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, junk-bond markets may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.

      Junk bonds generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."

      Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payments owed to it. Because investing in junk bonds involves greater investment risk, achieving the fund's investment objective will depend more on the portfolio managers' analysis than would be the case if the fund were investing in higher-quality bonds.

      Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows it to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the fund to be more volatile than a diversified fund.

      To the extent that the fund invests in foreign securities and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

      Richard Lindquist, Philip Schantz, Misia Dudley, John Tobin and Mary Ann Thomas manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--------------------------------------------------------------------------------
INVESTOR EXPENSES
--------------------------------------------------------------------------------

      Management fee        .28%
      All other expenses    .42%
                            ---
      Total expenses        .70%

                           ANALYSIS OF CREDIT QUALITY

      During the fiscal period ended August 31, 2000, the percentage of fund securities holdings by rating category based upon a weighted monthly xaverage was:

         Bonds-S&P Rating:
         AAA ........................................                 .00%
         AA .........................................                 .00%
         A ..........................................                 .22%
         BBB ........................................                3.45%
         BB .........................................               10.77%
         B ..........................................               53.78%
         CCC ........................................                9.05%
         CC .........................................                 .98%
         C ..........................................                 .06%
         Below C or unrated .........................               19.62%
         Cash/Governments/Agencies ..................                2.07%
                                                                   ------
         Total ......................................              100.00%

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

PERIOD ENDED                                          8/00              8/99            8/98            8/97            8/96
                                                    -------           -------         -------         -------         -------
Per-share data
Net asset value, beginning of year ............     $ 15.32           $ 16.60         $ 17.08         $ 16.09         $ 15.72
                                                    -------           -------         -------         -------         -------
   Income from investment operations:
      Net investment income (loss) ............        1.41(1)           1.42            1.43            1.37            1.47
      Net gain (loss) on investments (both
                realized and unrealized) ......       (1.13)            (1.33)          (0.49)           0.96            0.40
                                                    -------           -------         -------         -------         -------
      Total from investment operations ........        0.28              0.09            0.94            2.33            1.87
                                                    -------           -------         -------         -------         -------
   Less dividends and distributions:
      Dividends from net investment income ....       (1.49)            (1.37)          (1.42)          (1.34)          (1.50)
      Distributions from realized capital gains          --                --              --              --              --
                                                    -------           -------         -------         -------         -------
      Total dividends and distributions .......       (1.49)            (1.37)          (1.42)          (1.34)          (1.50)
                                                    -------           -------         -------         -------         -------
Net asset value, end of year ..................     $ 14.11           $ 15.32         $ 16.60         $ 17.08         $ 16.09
                                                    =======           =======         =======         =======         =======
Total return ..................................        1.84%             0.67%           5.48%          15.17%          12.42%
Ratios/supplemental data:
   Net assets, end of year (000s omitted) .....     $94,333           $95,129         $94,044         $92,630         $75,849
   Ratio of expenses to average net assets ....        0.70%(2),(3)      0.69%(2)        0.70%(2)        0.70%(2)        0.88%(2)
   Ratio of net investment income (loss) to
      average net assets ......................        9.59%             9.10%           8.12%           8.44%           8.92%
   Fund turnover rate .........................          31%               40%             60%             84%            143%

(1) Per share information is calculated using the average share outstanding method.
(2) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.15%, 1.04%, 1.14%, 1.13% and 1.11% for the years ended August 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

--------------------------------------------------------------------------------

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                       This page intentionally left blank

--------------------------------------------------------------------------------

================================================================================

                              MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
GOAL AND STRATEGIES
--------------------------------------------------------------------------------

      The Municipal Bond Fund seeks high total return. To pursue this goal, it invests in municipal securities -- debt obligations issued by state and local governments within the U.S. Interest income paid by these municipal securities is typically exempt from federal income tax.

      The fund seeks to maintain a weighted-average credit rating comparable to the AA rating of Standard & Poor's Ratings Services. The fund's weighted average maturity will typically be between 10 and 15 years.

      Holdings may include both general-obligation and revenue securities. General obligation securities are secured by the issuing government's full faith and credit, as well as its taxing power. Revenue securities are payable only from specific revenue sources related to the project being financed.

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

      Under normal market conditions, this fund invests at least 80% of assets in municipal securities.

      The fund may invest:

      o up to 40% of assets in municipal securities issued to finance private activities

      o without limit in securities rated below investment grade (junk bonds), including their unrated equivalents

      To a limited extent, the fund may also engage in other investment practices.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

      This fund's principal risk factors are:

      o     credit risk

      o     interest-rate risk

      o     market risk

      o     non-diversified status

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

      A portion of the fund's assets may generate income that could be taxable to you. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

      Gregg M. Diliberto and Patrick A. Bittner manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--------------------------------------------------------------------------------
INVESTOR EXPENSES
--------------------------------------------------------------------------------

Management fee            .10%
All other expenses        .90%
                         ----
Total expenses           1.00%

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

PERIOD ENDED:                                     8/00              8/99          8/98          8/97          8/96
                                                -------           -------       -------       -------       -------
Per-share data
Net asset value, beginning of year ........     $ 14.30           $ 15.12       $ 14.84       $ 14.65       $ 15.46
                                                -------           -------       -------       -------       -------
   Income from investment operations:
     Net investment income (loss) .........        0.69              0.67          0.70          0.72          0.73
     Net gain (loss) on investments (both
      realized and unrealized) ............        0.21             (0.60)         0.40          0.65         (0.37)
                                                -------           -------       -------       -------       -------
   Total from investment operations .......        0.90              0.07          1.10          1.37          0.36
                                                -------           -------       -------       -------       -------
   Less dividends and distributions:
     Dividends from net investment income .       (0.71)            (0.68)        (0.71)        (0.72)        (0.74)
     Distributions from capital gains .....       (0.02)            (0.21)        (0.11)        (0.46)        (0.43)
                                                -------           -------       -------       -------       -------
     Total dividends and distributions ....       (0.73)            (0.89)        (0.82)        (1.18)        (1.17)
                                                -------           -------       -------       -------       -------
Net asset value, end of year ..............     $ 14.47           $ 14.30       $ 15.12       $ 14.84       $ 14.65
                                                =======           =======       =======       =======       =======
Total return ..............................        6.62%             0.36%         7.62%         9.74%         2.27%
Ratios/supplemental data
   Net assets, end of year (000s omitted) .     $14,628           $22,423       $22,229       $19,810       $19,581
   Ratio of expenses to average net assets         1.00%(1),(2)      0.99%(1)      1.00%(1)      1.00%(1)      1.00%(1)
   Ratio of net investment income (loss) to
     average net assets ...................        4.79%             4.49%         4.72%         4.88%         4.62%
   Fund turnover rate .....................           5%               26%           57%           43%           34%

(1) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.78%, 1.43%, 1.39%, 1.37% and 1.42% for the years ended August 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

--------------------------------------------------------------------------------

================================================================================

                                MORE ABOUT RISK

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

      The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK
--------------------------------------------------------------------------------

      The following risks are referred to throughout this Prospectus.

      Access risk Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

      o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o Speculative To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Extension risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

      Liquidity risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

      Market risk The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

--------------------------------------------------------------------------------

================================================================================

      Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Prepayment risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

      Regulatory risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

--------------------------------------------------------------------------------

================================================================================

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|    Permitted without limitation; does not indicate actual use

/20%I/ Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%R Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

|_|    Permitted, but not expected to be used to a significant extent

--     Not permitted

                                                                                                 LONG-    U.S.
                                                                INTER-       U.S.                SHORT    CORE
                                                               NATIONAL      CORE               MARKET    FIXED     HIGH   MUNICIPAL
                                                                GROWTH      EQUITY    FOCUS     NEUTRAL   INCOME    YIELD    BOND
                                                                 FUND        FUND      FUND      FUND      FUND     FUND     FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                             LIMIT
------------------------------------------------------------------------------------------------------------------------------------
Borrowing The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      33 1/3%R  33 1/3%R  33 1/3%R  33 1/3%R  33 1/3%R  33 1/3%R  33 1/3%R
-----------------------------------------------------------------------------------------------------------------------------------
Country/region focus Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market,
political risks.                                                |X|         |X|       |X|       |X|       |X|      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------
Currency hedging Instruments, such as options, futures,
forwards or swaps, intended to manage fund exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit,
currency, hedged exposure, liquidity, political, valuation
risks.                                                          |X|         |_|       |_|       |_|       |X|      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------
Emerging markets Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                30%R        |_|       |_|       |_|       |_|      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------
Equity and equity-related securities Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                        |X|         |X|       |X|       |X|       |_|      |_|      |_|
-----------------------------------------------------------------------------------------------------------------------------------
Foreign securities Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, political, valuation risks.                  |X|         |_|       |X|       |_|       35%      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------
Futures and options on futures Exchange-traded contracts
that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation, currency, hedged exposure, interest-rate, market, speculative exposure
risks.(2)                                                       |_|         |_|       |_|       |_|       |_|      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------
Investment-grade debt securities Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                   |_|         |_|       |_|       |_|       |_|      |_|      |_|
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed and asset-backed securities(3) Debt
securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.          |_|         |_|       |_|        --       |X|      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------
Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.       |_|         |_|       |_|        --       |_|      |_|      |X|
-----------------------------------------------------------------------------------------------------------------------------------
Non-investment-grade debt securities Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.              |_|         |_|       |_|        --       |_|      |X|      |X|
-----------------------------------------------------------------------------------------------------------------------------------
Options Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The fund may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                 |_|         |_|       |_|       |_|       |_|      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     38 & 39

================================================================================

                                                                                                 LONG-    U.S.
                                                                INTER-       U.S.                SHORT    CORE
                                                               NATIONAL      CORE               MARKET    FIXED     HIGH   MUNICIPAL
                                                                GROWTH      EQUITY    FOCUS     NEUTRAL   INCOME    YIELD    BOND
                                                                 FUND        FUND      FUND      FUND      FUND     FUND     FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                             LIMIT
------------------------------------------------------------------------------------------------------------------------------------
Privatization programs Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                      |X|         |_|       |_|       |_|       |_|      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------
Restricted and other illiquid securities Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                          /15%I/     /15%I/    /15%I/    /15%I/    /15%I/   /15%I/   /15%I/
-----------------------------------------------------------------------------------------------------------------------------------
Securities lending Lending portfolio securities to financial institutions; the fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                           33 1/3%R   33 1/3%R  33 1/3%R  33 1/3%R  33 1/3%R  33 1/3%R 33 1/3%R
-----------------------------------------------------------------------------------------------------------------------------------
Short positions Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If a fund were
to take short positions in stocks that increase in value,
then it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market,
speculative exposure risks.                                      |_|         |_|       |_|       |X|       |_|      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------
Short sales "against the box" A short sale when the fund
owns enough shares of the security involved to cover the
borrowed securities, if necessary. Liquidity, market,
speculative exposure risks.                                      |_|         |_|       |_|       |_|       |_|      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------
Short-term trading Selling a security shortly after
purchase. A fund engaging in short-term trading will have
higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise
shareholders' income tax liability.                              |_|         |_|       |_|       |_|       |_|      |_|      |_|
-----------------------------------------------------------------------------------------------------------------------------------
Start-up and other small companies Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                             /5%I/      /5%I/     /5%I/     /5%I/     /5%I/    /5%I/    /5%I/
-----------------------------------------------------------------------------------------------------------------------------------
Structured instruments Swaps, structured securities and
other instruments that allow the fund to gain access to the
performance of a benchmark asset (such as an index or
selected stocks) where the fund's direct investment is
restricted. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                                 |_|         |_|       |_|       |_|       |_|      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive tactics Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the fund's
principal investment strategies and might prevent the fund
from achieving its goal.                                         |_|         |_|       |_|       |_|       |_|      |_|      |_|
-----------------------------------------------------------------------------------------------------------------------------------
Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                              |_|         |_|       |_|       |_|       |_|      |_|      |_|
-----------------------------------------------------------------------------------------------------------------------------------
When-issued securities and forward commitments The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                     /25%I/     /25%I/    /25%I/     |_|      /25%I/   /25%I/   /25%I/
-----------------------------------------------------------------------------------------------------------------------------------
Zero-coupon bonds Debt securities that pay no cash income to holders for either an intial period or until maturity and
are issued at a discount from maturity value. At maturity,
return comes from the difference between purchase price and
maturity value. Interest-rate, market risks.                     |_|         |_|       |_|       |_|       |_|      |_|       --
-----------------------------------------------------------------------------------------------------------------------------------

(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.
(3) Although there is no stated investment limitation with respect to mortgage-backed securities, each fund will limit its investments in asset-backed securities to 25% of total assets.

--------------------------------------------------------------------------------


                                     40 & 41

================================================================================

                               MEET THE MANAGERS

      The day-to-day portfolio management of the International Growth Fund is the responsibility of the Credit Suisse Asset Management International Equity Management Team. The team consists of the following individuals:

                                [PHOTO OMITTED]
                               Steven D. Bleiberg
                                Managing Director

o     Team member since 1991

o     With CSAM since 1991

                                [PHOTO OMITTED]
                                  Emily Alejos
                                    Director

o     Team member since 1997

o     With CSAM since 1997

o Vice president and emerging markets portfolio manager with Bankers Trust, 1993 to 1997

                                [PHOTO OMITTED]
                                  Richard Watt
                                Managing Director

o     Team member since 1995

o     With CSAM since 1995

o Director and head of emerging markets investments and research at Gartmore Investment Limited in London, 1992 to 1995

                                [PHOTO OMITTED]
                               Robert B. Hrabchak
                                    Director

o     Team member since 1997

o     With CSAM since 1997

o     Senior portfolio manager at Merrill Lynch Asset Management, 1995 to 1997

o     Associate at Salomon Brothers, 1993 to 1995

                                [PHOTO OMITTED]
                                   Alan Zlatar
                                    Director

o     Team member since 1997

o     With CSAM since 1997

o     European equity analyst at Credit Suisse Group in Zurich, 1994 to 1997

--------------------------------------------------------------------------------

================================================================================

      The day-to-day portfolio management of the U.S. Core Equity Fund is the responsibility of the Credit Suisse Asset Management Equity Management Team. The team consists of the following individuals:

                                [PHOTO OMITTED]
                                 Eric N. Remole
                                Managing Director

o     Team member since 1997

o     With CSAM since 1997

o Managing director and portfolio manager of Chancellor LGT Asset Management, Inc., 1983 to 1997

                                [PHOTO OMITTED]
                              Michael A. Welhoelter
                                 Vice President

o     Team member since 1993

o     With CSAM since 1997

o Vice president and portfolio manager at Chancellor LGT Asset Management, Inc., 1986 to 1997

                                [PHOTO OMITTED]
                                Marc E. Bothwell
                                 Vice President

o     Team member since 1997

o     With CSAM since 1997

o Vice president and portfolio manager at Chancellor LGT Asset Management, Inc., 1994 to 1997

--------------------------------------------------------------------------------

================================================================================

      The day-to-day portfolio management of the Focus Fund is the responsibility of the following individual:

                                [PHOTO OMITTED]
                                 D. Susan Everly
                                    Director

o     Portfolio Manager, Focus Fund since 1998

o     With CSAM since 1998

o     Securities analyst at Goldman Sachs, 1996 to 1998

o     Financial analyst at First Boston, 1991 to 1994

--------------------------------------------------------------------------------

================================================================================

      The day-to-day portfolio management of the Long-Short Market Neutral Fund is the responsibility of the Credit Suisse Asset Management Structured Equity Team. The team consists of the following individuals:

                                 [PHOTO OMITTED]
                                 Eric N. Remole
                                Managing Director

o     Team member since 1997

o     With CSAM since 1997

o Managing director and portfolio manager of Chancellor LGT Asset Management, Inc., 1983 to 1997

                                 [PHOTO OMITTED]
                              Michael A. Welhoelter
                                 Vice President

o     Team member since 1993

o     With CSAM since 1997

o Vice president and portfolio manager at Chancellor LGT Asset Management, Inc., 1986 to 1997

                                 [PHOTO OMITTED]
                                Marc E. Bothwell
                                 Vice President

o     Team member since 1997

o     With CSAM since 1997

o Vice president and portfolio manager at Chancellor LGT Asset Management, Inc., 1994 to 1997


--------------------------------------------------------------------------------

================================================================================

      The day-to-day portfolio management of the High Yield Fund is the responsibility of the Credit Suisse Asset Management High Yield Management Team. The team consists of the following individuals:

                                 [PHOTO OMITTED]
                                Richard Lindquist
                                Managing Director

o     Team member since 1989

o With CSAM since 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Corp.

o     With First Boston since 1989

                                 [PHOTO OMITTED]
                                  Misia Dudley
                                    Director

o     Team member since 1989

o With CSAM since 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Corp.

o     With First Boston since 1989

                                 [PHOTO OMITTED]
                                 Philip Schantz
                                    Director

o     Team member since 2000

o     With CSAM since 2000

o Senior vice president and high-yield analyst at Prudential Securities, 1995 to 2000

                                 [PHOTO OMITTED]
                                 Mary Ann Thomas
                                    Director

o     Team member since 1997

o     With CSAM since 1997

o Vice president and high yield bond analyst at Prudential Insurance Company of America, 1994 to 1997

                                 [PHOTO OMITTED]
                                   John Tobin
                                    Director

o     Team member since 1990

o With CSAM since 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Corp.

o     With First Boston since 1990

--------------------------------------------------------------------------------

================================================================================

      The Credit Suisse Asset Management Fixed Income Management Team is responsible for the day-to-day portfolio management of the Municipal Bond Fund and the U.S. Core Fixed Income Fund. The team consists of the following individuals:

                                 [PHOTO OMITTED]
                                 Jo Ann Corkran
                                Managing Director

o     Team member since 1997

o     With CSAM since 1997

o     Director of mortgage- and asset-backed research at Morgan Stanley, 1994 to
      1997

                                 [PHOTO OMITTED]
                                Jose A. Rodriguez
                                    Director

o     Team member since 1999

o     With CSAM since 1999

o Managing director and senior portfolio manager at Prudential Investments, 1988 to 1999

                                 [PHOTO OMITTED]
                               Gregg M. Diliberto
                                Managing Director

o     Team member since 1984

o     With CSAM since 1984

                                 [PHOTO OMITTED]
                                 Leland Crabbe
                                    Director

o     Team member since 1998

o     With CSAM since 1998

o     Corporate bonds strategist at Merrill Lynch, 1994 to 1998

================================================================================

      The Credit Suisse Asset Management Municipal Bond Management Team is responsible for the day-to-day portfolio management of the Municipal Bond Fund. The team consists of the following individuals:

                                 [PHOTO OMITTED]
                               Gregg M. Diliberto
                                Managing Director

o     Team member since 1984

o     With CSAM since 1984

                                 [PHOTO OMITTED]
                               Patrick A. Bittner
                                 Vice President

o     Team member since 2001

o With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

o     With Warburg Pincus since 1994

--------------------------------------------------------------------------------

================================================================================

                               ABOUT YOUR ACCOUNT

--------------------------------------------------------------------------------
SHARE VALUATION
--------------------------------------------------------------------------------

      The price of your shares is also referred to as their net asset value
(NAV).

      The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of the Institutional Class, less its liabilities, by the number of Institutional Class shares outstanding.

      The funds value their securities based on market quotations when they calculate their NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

      The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

      The funds have authorized financial-services firms, such as banks, brokers and financial advisors (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV.

--------------------------------------------------------------------------------
BUYING FUND SHARES
--------------------------------------------------------------------------------

INVEST BY WIRE

      Institutional Class shares are generally available only to investors who have entered into an investment management agreement with the adviser. Investors should complete an account application and forward it to Credit Suisse Institutional Shares. After calling a fund to place an order, you may wire funds to:

      State Street Bank and Trust Company
      ABA 0110 000 28
      Attn: Mutual Funds/Custody Department
      Credit Suisse Institutional Shares
      DDA# 9905-227-6
      F/F/C: [Account Number and Registration]

      You can also purchase shares by mailing a check or Federal Reserve draft to:

      Credit Suisse Institutional Shares
      P.O Box 8500
      Boston, Massachusetts 02266-8500

      or overnight to:

      Boston Financial
      Attn: Credit Suisse Institutional Shares
      66 Brooks Drive
      Braintree, Massachusetts 02184

      Please use either a personal, company or bank check payable in U.S. dollars. Unfortunately, we cannot accept checks that are not pre-printed or checks that are payable to you or another party. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include IRA Rollover and government checks. Federal Reserve drafts are available at national banks and at state Federal Reserve member banks. Please indicate the fund's name on any check or Federal Reserve draft. The application contains further instructions.

--------------------------------------------------------------------------------

================================================================================

INVEST BY PURCHASES IN KIND

      With the adviser's permission, investors may acquire Institutional Class shares in exchange for portfolio securities. The portfolio securities must meet the following requirements:

o     Match the investment objectives and policies of the fund to be purchased

o Be considered by the fund's adviser or sub-adviser to be an appropriate fund investment

o     Be easily valued, liquid and not subject to restrictions on transfer

      You may have to pay administrative or custody costs if you make purchases in kind and the execution of your purchase order may be delayed.

MINIMUM INVESTMENTS

      Minimum investments for Institutional Class shares are the following, including investment by purchases in-kind and by exchange (described below):

      Initial investment                                        $3,000,000
      Subsequent investment                                     $  100,000

      Clients of the adviser, along with the adviser's affiliates, client officers and certain other related persons, may purchase shares without entering into an investment management agreement with the adviser subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $1,000. The minimum investments may be waived or modified.

      You must maintain an account balance in the fund of at least $500. If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 30 days, the fund may close your account and mail you the proceeds.

--------------------------------------------------------------------------------
SELLING FUND SHARES
--------------------------------------------------------------------------------

SELL FUND SHARES IN WRITING

      You can sell (redeem) your shares on any day the funds are open by writing to Credit Suisse Institutional Shares. The request must be signed by all record owners (exactly as registered) or by an authorized person such as an investment adviser or other agent. Additional documents may be required for redemption by a corporation, partnership, trust, fiduciary, executor or administrator or in certain other cases. If you want to change account information or privileges you must specify this in the redemption request and have all signatures guaranteed. You can obtain a signature guarantee from most banks or securities dealers, but not from a notary public.

REDEMPTION PROCEEDS

      After selling fund shares you will receive the proceeds by either wire or check, mailed within seven days of the redemption. For shares purchased by check, if the fund has not yet collected payment for the shares you are selling it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase.

--------------------------------------------------------------------------------
EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

      You may exchange Institutional Class shares for Institutional Class shares in any other Credit Suisse Institutional Fund by writing to Credit Suisse Institutional Shares. If you become an Institutional Class shareholder as a result of conversion of your Common Class shares of a Warburg Pincus Fund, you can continue to exchange your shares of the Fund for Common Class shares of other Warburg Pincus Funds. You may exchange your shares for Institutional Class shares of other Credit Suisse Institutional Funds only if you meet those Funds' investment minimums. If you are purchasing shares in a new fund by exchange, the new fund account will be registered exactly as the fund from which you are exchanging.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
OTHER POLICIES
--------------------------------------------------------------------------------

TRANSACTION DETAILS

      Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if:

      o     your investment check or Federal Reserve draft does not clear

      o you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day

      If you wire money without first calling the fund to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

      Each fund reserves the right to:

      o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

      o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

      o change its minimum investment amounts after 15 days' notice to current investors of any increases

      o     charge a wire-redemption fee

      o make a "redemption in kind" -- payment in portfolio securities rather than cash -- for certain large redemptions that could hurt fund operations

      o suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940, as amended (such as during periods other than weekends or holidays when the NYSE is closed, or when trading on the NYSE is restricted, or any other time that the SEC permits)

      o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

ACCOUNT CHANGES

      You should update your account records whenever you change your address. You can call 800-222-8977 to change your account information or privileges.

--------------------------------------------------------------------------------
ACCOUNT STATEMENTS
--------------------------------------------------------------------------------

      In general, you will receive account statements as follows:

      o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

      o     after any changes of name or address of the registered owner(s)

      o     otherwise, every quarter

      You will receive annual and semiannual financial reports.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      As a fund investor, you will receive distributions.

      Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      The U.S. Core Fixed Income and High Yield Funds declare and pay dividend distributions quarterly. The Municipal Bond Fund declares and pays dividend distributions monthly. The other funds typically distribute dividends annually, usually in December. Each of the funds typically distribute capital gains annually in December.

      Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

      Estimated year-end distribution information, including record and payment dates, will be available by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

      As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings it distributes to shareholders.

      Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The funds will mostly make capital-gain distributions, which could be short-term or long-term.

      If you buy shares shortly before or on the "record date" -- the date that establishes you as the person to receive the upcoming distribution -- you may receive a portion of the money you just invested in the form of a taxable distribution.

      The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

      Any gain or loss from a fund's short positions will be short-term gain or loss, regardless of the length of time the short positions remain open. Thus, net gain from short positions will potentially increase the amount of the fund's ordinary income dividends, while net losses would potentially reduce the amount of the fund's long-term gain distributions.

MUNICIPAL BOND FUND -- SPECIAL TAX MATTERS

      The Municipal Bond Fund intends to pay federally tax-exempt distributions derived from qualifying municipal securities.

      Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. The interest earned by the fund from its investments in private entities is a tax-preference item for purposes of the federal alternative-minimum tax.

TAXES ON TRANSACTIONS

      Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
STATEMENTS AND REPORTS
--------------------------------------------------------------------------------

      Each fund produces financial reports, which include among other things, a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the same fund. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

--------------------------------------------------------------------------------

================================================================================

                                OTHER INFORMATION

--------------------------------------------------------------------------------
ABOUT THE DISTRIBUTOR
--------------------------------------------------------------------------------

      Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for:

o     making the funds available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Institutional Class

--------------------------------------------------------------------------------

================================================================================

                              FOR MORE INFORMATION

      More information about these funds is available free upon request, including the following:

--------------------------------------------------------------------------------
ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

      Includes financial statements, portfolio investments and detailed performance information.

    The Annual Report also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during their past fiscal year.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

      A current Statement of Additional Information (SAI) which provides more details about the funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

      Please contact Credit Suisse Institutional Shares to obtain, without charge, the SAI and Annual and Semiannual Reports, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY MAIL:

Credit Suisse Institutional Shares
P.O. Box 8500
Boston, MA 02266-8500

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial
Attn: Credit Suisse Institutional Shares
66 Brooks Drive
Braintree, MA 02171

SEC file number:

Credit Suisse Institutional International Growth Fund       811-08933
Credit Suisse Institutional U.S. Core Equity Fund           811-08919
Credit Suisse Institutional U.S. Core Fixed Income Fund     811-08917
Credit Suisse Institutional High Yield Fund                 811-08927
Warburg Pincus Focus Fund                                   811-08921
Warburg Pincus Long-Short Market Neutral Fund               811-08925
Warburg Pincus Municipal Bond Fund                          811-08923

                                 CREDIT | ASSET
                                 SUISSE | MANAGEMENT

                       P.O BOX 8500, BOSTON, MA 02266-8500
                                  800-222-8977

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        CSISB-1-0101

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2001

                              Common Shares of the

                  Warburg Pincus Global Telecommunications Fund
                       Warburg Pincus Municipal Bond Fund
                            Warburg Pincus Focus Fund
                  Warburg Pincus Long-Short Market Neutral Fund

                 P.O. Box 9030, Boston, Massachusetts 02205-9030

                        For information, call 800-WARBURG

            This combined Statement of Additional Information provides information about Warburg Pincus Global Telecommunications Fund ("Global Telecommunications Fund"), Warburg Pincus Municipal Bond Fund ("Municipal Bond Fund"), Warburg Pincus Focus Fund ("Focus Fund") and Warburg Pincus Long-Short Market Neutral Fund ("Long-Short Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the Prospectuses for the Common Shares of each Fund, each dated January 1, 2001, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses.

            Each Fund's audited Annual Report dated August 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

            This Statement of Additional Information is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectuses, Annual Reports and information regarding each Fund's current performance may be obtained by writing or telephoning:

                                  Common Shares
                              Warburg Pincus Funds
                                  P.O. Box 9030
                        Boston, Massachusetts 02205-9030
                                   800-WARBURG

                                    CONTENTS

                                                                          Page
                                                                          ----

INVESTMENT OBJECTIVES AND POLICIES...........................................1
      Common Investment Objectives and Policies -- All Funds.................1
            Non-Diversified Status...........................................1
            Temporary Investments............................................1
            Repurchase Agreements............................................2
            Reverse Repurchase Agreements and Dollar Rolls...................2
            Illiquid Securities..............................................3
                  Rule 144A Securities.......................................4
            Emerging Growth and Smaller Capitalization Companies;
            Unseasoned Issuers...............................................4
            Lending of Portfolio Securities..................................5
            Borrowing........................................................5
            Securities of Other Investment Companies.........................6
            Options Generally................................................6
                  Securities Options.........................................6
                  Securities Index Options...................................9
      Common Investment Objectives and Policies -- Global Telecommunications,
      Municipal Bond and Focus Funds.........................................9
            When-Issued Securities, Delayed Delivery Transactions And
            Forward Commitments..............................................9
            Stand-By Commitment Agreements..................................10
      Common Investment Objectives and Policies -- Global
      Telecommunications, Focus and Long-Short Funds........................11
            U.S. Government Securities......................................11
            Foreign Investments.............................................11
                  Foreign Debt Securities...................................12
                  Foreign Currency Exchange.................................12
                  Information...............................................13
                  Political Instability.....................................13
                  Foreign Markets...........................................13
                  Increased Expenses........................................13
                  Dollar-Denominated Debt Securities of Foreign Issuers.....13
                  Depositary Receipts.......................................13
                  Brady Bonds...............................................14
                  Emerging Markets..........................................14
                  Sovereign Debt............................................14
            Convertible Securities..........................................15
            Debt Securities.................................................16
                  Below Investment Grade Securities.........................16
                  Mortgage-Backed Securities................................18
                  Asset-Backed Securities...................................19
                  Loan Participations and Assignments.......................20
                  Structured Notes, Bonds or Debentures.....................20

                  Collateralized Mortgage Obligations.......................20
                  Zero Coupon Securities....................................21
            Futures Activities..............................................21
                  Futures Contracts.........................................22
                  Options on Futures Contracts..............................23
            Currency Exchange Transactions..................................23
                  Forward Currency Contracts................................23
                  Currency Options..........................................24
                  Currency Hedging..........................................25
            Hedging Generally...............................................25
            Short Sales "Against the Box"...................................26
            Section 4(2) Paper..............................................27
      Supplemental Investment Objectives and Policies -- Global
      Telecommunications and Focus Funds....................................27
            Rights Offerings and Purchase Warrants..........................27
      Supplemental Investment Objectives and Policies -- Global
      Telecommunications Fund...............................................28
      Supplemental Investment Objectives and Policies -- Municipal
      Bond Fund.............................................................28
      Supplemental Investment Objectives and Policies -- Long-Short Fund....29
            Short Sales.....................................................29
INVESTMENT RESTRICTIONS.....................................................30
PORTFOLIO VALUATION.........................................................32
PORTFOLIO TRANSACTIONS......................................................33
PORTFOLIO TURNOVER..........................................................36
MANAGEMENT OF THE FUNDS.....................................................36
            Officers and Board of Directors.................................36
      Directors' Total Compensation for Fiscal Year Ended August 31, 2000...40
            Investment Advisers and Co-Administrators.......................40
            Code of Ethics..................................................46
            Custodian and Transfer Agent....................................47
            Organization of the Funds.......................................47
            Distribution and Shareholder Servicing..........................48
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................50
            Automatic Cash Withdrawal Plan..................................51
EXCHANGE PRIVILEGE..........................................................51
ADDITIONAL INFORMATION CONCERNING TAXES.....................................52
            The Funds and Their Investments.................................52
            Special Tax Considerations......................................56
                  Straddles.................................................56
                  Options And Section 1256 Contracts........................56
                  Foreign Currency Transactions.............................57
                  Passive Foreign Investment Companies......................57
                  Asset Diversification Requirement.........................58
                  Foreign Taxes.............................................58
                  Fund Taxes on Swaps.......................................58
                  Dividends and Distributions...............................59

                  Sales of Shares...........................................59
                  Backup Withholding........................................60
                  Notices...................................................60
                  Other Taxation............................................60
DETERMINATION OF PERFORMANCE................................................60
            Total Return....................................................60
            Yield...........................................................63
INDEPENDENT ACCOUNTANTS AND COUNSEL.........................................64
MISCELLANEOUS...............................................................64
FINANCIAL STATEMENTS........................................................66
APPENDIX A----DESCRIPTION OF RATINGS.......................................A-1

                       INVESTMENT OBJECTIVES AND POLICIES

            The following policies supplement the descriptions of each Fund's investment objectives and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

            The investment objective of the Global Telecommunications Fund and Focus Fund (formerly, Warburg Pincus Select Economic Value Equity Fund) is to provide long-term appreciation of capital.

            The investment objective of the Municipal Bond Fund is to provide high total return.

            The investment objective of the Long-Short Fund is to seek long-term capital appreciation while minimizing exposure to general equity market risk.

            Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available at any time in the future.

Common Investment Objectives and Policies -- All Funds

            Non-Diversified Status. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

            Temporary Investments. To the extent permitted by its investment objectives and policies, each of the Funds may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by the Credit Suisse Asset Management, LLC ("CSAM"), each Fund's adviser, or, if applicable, Credit Suisse Asset Management Limited ("CSAM Ltd."), the Fund's sub-investment adviser (each, an "Adviser"), each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

            Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

            Reverse Repurchase Agreements and Dollar Rolls. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls during the coming year.

            Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

            Illiquid Securities. Each Fund is authorized to, but does not presently intend to, invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A Securities. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission ("SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Funds' limit on the purchase of illiquid securities unless the Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

            Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

            Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

            Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

            Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of the Funds' total assets (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

            By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

            Borrowing. Each Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

            Securities of Other Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

            Options Generally. The Funds, except the Municipal Bond Fund, may purchase and write (sell) securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation. For purpose of this section, a "Fund" refers to each of the Funds except for the Municipal Bond Fund.

            Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

            In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

            Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Options Clearing Corporation (the "Clearing Corporation") and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

            Securities Index Options. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Common Investment Objectives and Policies -- Global Telecommunications, Municipal Bond and Focus Funds

            When-Issued Securities, Delayed Delivery Transactions And Forward Commitments. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

            In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

            When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Stand-By Commitment Agreements. Each Fund may from time to time enter into stand-by commitment agreements. The Funds do not presently intend to invest more than 5% of net assets in stand-by commitment agreements during the coming year.

            Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

            Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

            There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

            The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Common Investment Objectives and Policies -- Global Telecommunications, Focus and Long-Short Funds

            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

            Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

            Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

            For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. National currencies of the eleven member states participating in the euro will become subdivisions of the euro, but will continue to circulate as legal tender until January 1, 2002, when they will be withdrawn permanently.

            Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

            Information. The majority of the securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

            Increased Expenses. The operating expenses of the Funds can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

            Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            Depositary Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.

            Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

            Emerging Markets. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

            Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

            Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

            A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

            The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

            Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

            Convertible Securities. Convertible securities in which a fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities.

            Debt Securities. Each Fund may invest in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.

            The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

            A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

            Below Investment Grade Securities. The Municipal Bond Fund has established no rating criteria for the debt securities in which it may invest.

            Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

            Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

            The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

            Mortgage-Backed Securities. Mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by GNMA, FNMA and FHLMC. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

            Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Fund invests in will be 397 days or less. A Fund may purchase asset-backed securities that are unrated.

            Loan Participations and Assignments. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

            Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Collateralized Mortgage Obligations. The Funds may also purchase CMOs issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

            CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e. payments of principal are made to two or more classes concurrently). CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

            The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

            Zero Coupon Securities. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets.

            A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Funds anticipate that they will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

            Futures Activities. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading

Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

            These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

            Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.

            Currency Exchange Transactions. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. The Funds may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

            Forward Currency Contracts. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Funds will not invest more than 50% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.

            The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

            A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Currency Options. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

            Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

            In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

            Each Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

            Short Sales "Against the Box". In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

            A Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transactions costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

            The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.

            Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

Supplemental Investment Objectives and Policies -- Global Telecommunications and Focus Funds

            Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security's market price if, for instance, when there is no movement in the level of the underlying security.

Supplemental Investment Objectives and Policies -- Global Telecommunications
Fund

            Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

            Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Fund's investment decisions are based upon capital appreciation potential rather than income considerations.

Supplemental Investment Objectives and Policies -- Municipal Bond Fund

            Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the basis for such opinions.

            Certain Municipal Obligations are classified as private activity bonds. Interest on private activity bonds is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on certain private activity bonds ("Alternative Minimum Tax Securities") is a specific preference item under the federal alternative minimum tax. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

            Although the Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 40% of its total assets in private activity bonds when added together with any taxable investments held by the Municipal Bond Fund, it will not do so unless in the opinion of the Adviser the investment is warranted. To the extent the Municipal Bond Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

Supplemental Investment Objectives and Policies -- Long-Short Fund

            Short Sales. The Long-Short Fund will seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

            The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. Government Securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund's net assets.

                             INVESTMENT RESTRICTIONS

            The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

            If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Funds' assets will not constitute a violation of such restriction.

            Each Fund may not:

            1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing; provided, however, with respect to the Long-Short Fund only, that:
(a) short sales and related borrowings of securities are not subject to this restriction; and, (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets.

            2. Issue any senior securities, except as permitted under the 1940 Act;

            3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

            4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

            5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

            6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

            7. Except for the Global Telecommunications Fund, purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Telecommunications Fund will concentrate in the telecommunications industry.

            For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

            In addition to the fundamental investment limitations specified above, a Fund may not:

                  1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

                  2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

                  3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and

                  4. (Long-Short Fund only) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

            The policies set forth above are not fundamental and thus may be changed by the Funds' Board of Directors without a vote of the shareholders.

            Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION

            The following is a description of the procedures used by the Funds in valuing their assets.

            Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Funds may employ outside organizations (each a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Boards, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Boards. In addition, the Boards or their delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

            Trading in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Funds' net asset value is not calculated. As a result, calculation of the Funds' net asset value does not take place contemporaneously with the determination of the prices of the majority of the Funds' securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service as of noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Boards. Although the Long-Short Fund does not invest directly in foreign securities, it invests in American Depositary Receipts, the value of which depends on the underlying foreign security.

                             PORTFOLIO TRANSACTIONS

            The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective and has retained CSAM Ltd. to act as sub-investment adviser to the Global Telecommunications Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

            In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.

            All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group ("Credit Suisse"). A

Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

            Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

            Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

            For the past three fiscal years ended August 31, the Funds have paid brokerage commissions as follows:

August 31, 2000

Fund                                             Brokerage Commissions
----                                             ---------------------
Global Telecommunications                             $1,599,215
Municipal Bond                                        $        4
Focus                                                 $   94,752
Long-Short                                            $   23,150

August 31, 1999

Fund                                             Brokerage Commissions
----                                             ---------------------
Global Telecommunications                               $178,506
Municipal Bond                                          $      0
Focus                                                   $192,853
Long-Short                                              $214,482

August 31, 1998

Fund                                             Brokerage Commissions
----                                             ---------------------
Global Telecommunications                                $ 2,639
Municipal Bond                                           $     0
Focus                                                    $17,675
Long-Short                                               $ 3,790

            With respect to the Global Telecommunications and Long-Short Funds, the reason for the respective increase or decrease in brokerage commissions for the year ended August 31, 2000 was due to the respective increase or decrease in the Fund's trading volumes.

            In no instance will portfolio securities be purchased from or sold to CSAM, CSAM Ltd., CSAMSI or Credit Suisse First Boston ("CSFB") or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                               PORTFOLIO TURNOVER

            The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. The Funds' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

            It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                             MANAGEMENT OF THE FUNDS

            Officers and Board of Directors. The business and affairs of each Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. Under each Fund's charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

            The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (68)                 Director
40 Grosvenor Road                       Currently retired; Executive Vice
Short Hills, New Jersey 07078           President and Chief Financial Officer of
                                        Pan Am Corporation and Pan American
                                        World Airways, Inc. from 1988 to 1991;
                                        Director of The Infinity Mutual Funds,
                                        BISYS Group Incorporated;
                                        Director/Trustee of other Warburg Pincus
                                        Funds
                                        and other CSAM-advised investment
                                        companies.

Jack W. Fritz (72)                      Director
2425 North Fish Creek Road              Private investor; Consultant and
P.O. Box 483                            Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014                   Fritz Communications (developers and
                                        operators of radio stations); Director
                                        of Advo, Inc. (direct mail advertising);
                                        Director/Trustee of other Warburg Pincus
                                        Funds and other CSAM-advised investment
                                        companies.

Jeffrey E. Garten (53)                  Director
Box 208200                              Dean of Yale School of Management and
New Haven, Connecticut 06520-8200       William S. Beinecke Professor in the
                                        Practice of International Trade and
                                        Finance; Undersecretary of Commerce for
                                        International Trade from November 1993
                                        to October 1995; Professor at Columbia
                                        University from September 1992 to
                                        November 1993; Director of Aetna, Inc.;
                                        Director of Calpine Energy Corporation;
                                        Director/Trustee of other Warburg Pincus
                                        Funds and other CSAM-advised investment
                                        companies.

James S. Pasman, Jr. (70)               Director
29 The Trillium                         Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238          Operating Officer of National
                                        InterGroup, Inc. from April 1989 to
                                        March 1991; Chairman of Permian Oil Co.
                                        from April 1989 to March 1991; Director
                                        of Education Management Corp., Tyco
                                        International Ltd.; Trustee, Deutsche
                                        Bank VIT Funds; Director/Trustee of
                                        other Warburg Pincus Funds and other
                                        CSAM-advised investment companies.

William W. Priest* (58)                 Chairman of the Board
466 Lexington Avenue                    Chairman of CSAM since 2000; Chief
New York, New York 10017                Executive Officer and Managing Director
                                        of CSAM from 1990 to 2000;
                                        Director/Trustee of other Warburg Pincus
                                        Funds and other CSAM-advised investment
                                        companies.

----------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Steven N. Rappaport (52)                Director
40 East 52nd Street                     President of Loanet, Inc. since 1997;
New York, New York 10022                Executive Vice President of Loanet, Inc.
                                        from 1994 to 1997; Director, President,
                                        North American Operations, and former
                                        Executive Vice President from 1992 to
                                        1993 of Worldwide Operations of
                                        Metallurg Inc.; Executive Vice
                                        President, Telerate, Inc. from 1987 to
                                        1992; Partner in the law firm of Hartman
                                        & Craven until 1987; Director/Trustee of other Warburg Pincus Funds and other
                                        CSAM-advised investment companies.

Alexander B. Trowbridge (70)            Director
1317 F Street, N.W.,                    Currently retired; President of
5th Floor                               Trowbridge Partners, Inc. (business
Washington, DC 20004                    consulting) from January 1990 to
                                        November 1996; Director or Trustee of
                                        New England Mutual Life Insurance Co.,
                                        ICOS Corporation (biopharmaceuticals),
                                        IRI International (energy services), The
                                        Rouse Company (real estate development),
                                        Harris Corp. (electronics and
                                        communications equipment), The Gillette
                                        Co. (personal care products) and Sunoco, Inc. (petroleum refining and marketing);
                                        Director/Trustee of other Warburg Pincus
                                        Funds and other CSAM-advised investment
                                        companies.

Eugene L. Podsiadlo (43)                President
466 Lexington Avenue                    Managing Director of CSAM; Associated
New York, New York 10017-3147           with CSAM since CSAM acquired the Funds'
                                        predecessor adviser in July 1999; with
                                        the predecessor adviser since 1991; Vice
                                        President of Citibank, N.A. from 1987 to
                                        1991.

Hal Liebes, Esq. (36)                   Vice President and Secretary
466 Lexington Avenue                    Managing Director and General Counsel of
New York, New York 10017-3147           CSAM; Associated with Lehman Brothers,
                                        Inc. from 1996 to 1997; Associated with
                                        CSAM from 1995 to 1996; Associated with
                                        CSFB Investment Management from 1994 to
                                        1995; Associated with Division of
                                        Enforcement, U.S. Securities and
                                        Exchange Commission from 1991 to 1994;
                                        Officer of CSAMSI, other Warburg Pincus
                                        Funds and other CSAM-advised investment
                                        companies.

Michael A. Pignataro (40)               Treasurer and Chief Financial Officer
466 Lexington Avenue                    Director and Director of Fund
New York, New York 10017-3147           Administration of CSAM; Associated with
                                        CSAM since 1984; Officer of other
                                        Warburg Pincus Funds and other
                                        CSAM-advised investment companies.

Stuart J. Cohen, Esq. (31)              Assistant Secretary
466 Lexington Avenue                    Vice President and Legal Counsel of
New York, New York 10017-3147           CSAM; Associated with CSAM since CSAM
                                        acquired the Funds' predecessor adviser
                                        in July 1999; with the predecessor
                                        adviser since 1997; Associated with the
                                        law firm of Gordon Altman Butowsky
                                        Weitzen Shalov & Wein from 1995 to 1997;
                                        Officer of other Warburg Pincus Funds
                                        and other CSAM-advised investment
                                        companies.

Gregory N. Bressler, Esq. (34)          Assistant Secretary
466 Lexington Avenue                    Vice President and Legal Counsel of CSAM
New York, New York 10017-3147           since January 2000; Associated with the
                                        law firm of Swidler Berlin Shereff
                                        Friedman LLP from 1996 to 2000; Officer
                                        of other Warburg Pincus Funds and other
                                        CSAM-advised investment companies.

Rocco A. DelGuercio (36)                Assistant Treasurer
466 Lexington Avenue                    Vice President and Administrative
New York, New York 10017-3147           Officer of CSAM; Associated with CSAM
                                        since June 1996; Assistant Treasurer,
                                        Bankers Trust Corp. -- Fund
                                        Administration from March 1994 to June
                                        1996; Mutual Fund Accounting Supervisor,
                                        Dreyfus Corporation from April 1987 to
                                        March 1994; Officer of other Warburg
                                        Pincus Funds and other CSAM-advised
                                        investment companies.

Joseph Parascondola (37)                Assistant Treasurer
466 Lexington Avenue                    Assistant Vice President - Fund
New York, New York 10017-3147           Administration of CSAM since April 2000;
                                        Assistant Vice President, Deutsche Asset
                                        Management from January 1999 to April
                                        2000; Assistant Vice President, Weiss,
                                        Peck & Greer LLC from November 1995 to
                                        December 1998; Officer of other Warburg
                                        Pincus Funds and other CSAM-advised
                                        investment companies.

            No employee of CSAM, CSAM, Ltd., PFPC Inc. ("PFPC") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM Ltd., PFPC, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

Directors' Total Compensation for Fiscal Year Ended August 31, 2000

---------------------------------------------------------------------------------------------------------------------
                                      Global
                                       Tele-                                                     All Investment
                                  communications     Municipal                     Long-Short   Companies in the
        Name of Director               Fund          Bond Fund      Focus Fund        Fund     CSAM Fund Complex*
---------------------------------------------------------------------------------------------------------------------
William W. Priest**                     None            None           None           None              None
---------------------------------------------------------------------------------------------------------------------

Richard H. Francis                    $2,500           $2,500         $2,500         $2,500         $102,000
---------------------------------------------------------------------------------------------------------------------

Jack W. Fritz                         $2,500           $2,500         $2,500         $2,500         $102,000
---------------------------------------------------------------------------------------------------------------------

Jeffrey E. Garten                     $2,500           $2,500         $2,500         $2,500         $102,000
---------------------------------------------------------------------------------------------------------------------

James S. Pasman, Jr.                  $2,500           $2,500         $2,500         $2,500         $102,000
---------------------------------------------------------------------------------------------------------------------

Steven N. Rappaport                   $2,500           $2,500         $2,500         $2,500         $102,000
---------------------------------------------------------------------------------------------------------------------

Alexander B. Trowbridge               $2,725           $2,725         $2,725         $2,725         $108,375
---------------------------------------------------------------------------------------------------------------------

* Each Director serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser..

** Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

            As of September 30, 2000, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Common Shares. No Director or officer owned any of the Funds' outstanding Institutional Shares.

            Investment Advisers and Co-Administrators. CSAM, located at 466 Lexington Avenue, New York, New York 10017, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM Ltd., located at Beaufort House, 15 St. Botolph Street, London, EC 3A 7JJ, serves as sub-investment adviser to the Global Telecommunication Fund pursuant to a written agreement. CSAM and CSAM Ltd. are indirect wholly-owned subsidiaries of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 63,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

            CSAM's predecessor, BEA Associates, had rendered advisory services to the predecessor to the Funds, each a series of The RBB Fund, Inc. (the "BEA Funds"), pursuant to Investment Advisory Agreements (the "BEA Advisory Agreements"). CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

            CSAM has investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Funds' Board of Directors and in accordance with each Fund's stated policies. The Adviser will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the Global Telecommunications, Municipal Bond and Focus Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of 1.00%, .70% and, .75% of average daily net assets, respectively. CSAM pays CSAM Ltd. a sub-investment advisory fee out of the fees CSAM receives from the Global Telecommunication Fund.

            The Long-Short Fund pays CSAM a basic management fee, computed daily and payable monthly, at the annual rate of 1.50% of the average net assets of the Fund. This basic management fee may be increased or decreased by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Fund's investment performance to a Target (as defined below) during the most recent twelve-month period. The "Target" is the investment record of the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM-plus 5 percentage points. The Performance Adjustment is added to or subtracted from the basic fee.

            The Performance Adjustment may increase or decrease the basic fee in five steps. The first step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than one but not more than two percentage points. In this event, the Performance Adjustment would be 0.10%, and the annual rate of the total management fee would be either 1.40% or 1.60%. The second step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than two but not more than three percentage points. In this event, the Performance Adjustment would be 0.20%, and the annual rate of the total management fee would be either 1.30% or 1.70%. The third step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than three but not more than four percentage points. In this event, the Performance Adjustment would be 0.30%, and the annual rate of the total management fee would be either 1.20% or 1.80%. The fourth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than four but not more than five percentage points. In this event, the Performance

Adjustment would be 0.40%, and the annual rate of the total management fee would be either 1.10% or 1.90%. The fifth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by five percentage points or more. In this event, the Performance Adjustment would be 0.50%, and the annual rate of the total management fee would be either 1.00% or 2.00%. Thus:

                                                 PERFORMANCE
    TOTAL MANAGEMENT          BASIC RATE         ADJUSTMENT         FEE RATE
    ----------------          ----------         ----------         --------
--------------------------------------------------------------------------------

No adjustment                    1.50%                N/A             1.50%
--------------------------------------------------------------------------------

First Step:
   Performance exceeds
   Target by more than 1
   but not more than 2
   percentage points             1.50                 .10%            1.60

Performance lags Target
   by more than 1 but
   not more than 2
   percent points                1.50                (.10)            1.40
--------------------------------------------------------------------------------

Second Step:
   Performance exceeds
   Target by more than 2
   but not more than 3
   percentage points             1.50                 .20             1.70

Performance lags Target
   by more than 1 but
   not more than 3
   percent points                1.50                (.20)            1.30
--------------------------------------------------------------------------------

Third Step:
   Performance exceeds
   Target by more than 3
   but not more than 4
   percentage points             1.50                 .30             1.80

Performance lags Target
   by more than 3 but
   not more than 4
   percent points                1.50                (.30)            1.20
--------------------------------------------------------------------------------

Fourth Step:
   Performance exceeds
   Target by more than 4

                                                 PERFORMANCE
    TOTAL MANAGEMENT          BASIC RATE         ADJUSTMENT         FEE RATE
    ----------------          ----------         ----------         --------
--------------------------------------------------------------------------------
   but not more than 5
   percentage points             1.50                 .40             1.90

Performance lags Target
   by more than 4 but
   not more than 5
   percent points                1.50                (.40)            1.10
--------------------------------------------------------------------------------

Fifth Step:
   Performance exceeds
   Target by more than 5
   percentage points             1.50                 .50             2.00

Performance lags Target
   by more than 5
   percent points                1.50                (.50)            1.00
--------------------------------------------------------------------------------

            CSAMSI and PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., both serve as co-administrators to the Funds pursuant to separate written agreements (the "CSAMSI Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds. BEA Associates, the predecessor of CSAM, and PFPC had served as co-administrators to the Advisor Class of the BEA Funds. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreements, each Fund pays CSAMSI a fee calculated at an annual rate of .05% of each Fund's first $125 million in average daily net assets of the Common Shares and .10% of average daily net assets of the Common Shares over $125 million. For the services provided by PFPC, PFPC received a fee, for the period September 1, 1999 to July 31, 2000, calculated at an annual rate of .125% of each Fund's average daily net assets, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Funds at the time of calculation.

            As of August 1, 2000, PFPC receives a fee calculated on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses, as follows:

Fund                                                Annual Rate
--------------------------------------------------------------------------------
Global Telecommunications                .11% for the first $500 million
                                         .09% for next $1 billion
                                         .07% for over $1.5 billion

Focus & Long-Short                       .10% for the first $500 million

                                         .08% for next $1 billion
                                         .06% for over $1.5 billion

Municipal Bond                           .07% for the first $150 million
                                         .06% for next $150 million
                                         .05% for over $300 million

            For the past three fiscal years ended August 31, the Funds have paid csaM or BEA Associates advisory fees and csaM or BEA Associates has waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements or BEA Advisory Agreements as follows:

August 31, 2000

                                       Fees Paid
           Fund                     (after waivers)    Waivers    Reimbursements
           ----                     ---------------    -------    --------------
Global Telecommunications              $3,387,398      $208,789      $     0
Municipal Bond                         $   16,239      $102,278      $29,397
Focus                                  $   18,715      $ 85,919      $93,867
Long-Short                             $      599      $ 88,716      $59,965

August 31, 1999

                                       Fees Paid
           Fund                     (after waivers)    Waivers    Reimbursements
           ----                     ---------------    -------    --------------
Global Telecommunications              $   93,200      $101,660      $33,124
Municipal Bond                         $   64,918      $ 95,749      $     0
Focus                                  $  111,197      $139,116      $     0
Long-Short                             $  193,807      $ 97,341      $     0

August 31, 1998

                                       Fees Paid
           Fund                     (after waivers)    Waivers    Reimbursements
           ----                     ---------------    -------    --------------
Global Telecommunications              $        0      $  9,174      $37,067
Municipal Bond                         $   93,618      $ 51,669      $     0
Focus                                  $   14,224      $    643      $     0
Long-Short                             $    4,661      $  2,758      $     0

            From August 31, 1998 to August 31, 2000, the Funds paid BEA Associates or Counsellors Service and PFPC administration fees and BEA Associates or Counsellors Service and PFPC have waived fees and/or reimbursed expenses as follows:

August 31, 2000

                                  PFPC                                                  Counsellors Service
                                  ----                                                  -------------------

Fund                            Fees Paid    Waivers  Reimburse-    Fund                      Fees Paid    Waivers   Reimburse-
----                              (after     -------    ments       ----                        (after     -------     ments
                                 Waivers)             ----------                               Waivers)              ----------
                                ---------                                                     ---------
Municipal Bond                   $ 35,217     $    0     $0         Municipal Bond              $    3      $  15        $0
Focus                            $ 16,094     $1,076     $0         Focus                       $    2      $   8        $0
Global Telecommunications        $443,622     $    0     $0         Global Telecommunications   $6,554      $   0        $0
Long-Short                       $  2,223     $6,336     $0         Long-Short                  $   32      $ 131        $0

August 31, 1999

                                  PFPC                                                  Counsellors Service
                                  ----                                                  -------------------

Fund                            Fees Paid    Waivers  Reimburse-    Fund                      Fees Paid    Waivers   Reimburse-
----                              (after     -------    ments       ----                       (after      -------     ments
                                 Waivers)             ----------                               Waivers)              ----------
                                ---------                                                     ---------
Municipal Bond                   $ 37,500    $     0     $0         Municipal Bond              $    9      $   40       $0
Focus                            $ 41,719    $     0     $0         Focus                       $    2      $    7       $0
Global Telecommunications        $      0    $24,357     $0         Global Telecommunications   $  246      $9,463       $0
Long-Short                       $ 12,643    $11,902     $0         Long-Short                  $1,036      $4,144       $0

August 31, 1998

                                  PFPC                                                     BEA Associates
                                  ----                                                     --------------

Fund                           Fees Paid    Waivers     Reimburse-  BEA Fund                   Fees Paid    Waivers    Reimburse-
----                            (after      -------       ments     --------                    (after      -------      ments
                               Waivers)                 ----------                             Waivers)                ----------
                               ---------                                                       ---------
Municipal Bond                  $30,402      $    0         $0      Municipal Bond              $2,076      $29,057        $0
Focus                           $     0      $2,478         $0      Focus                       $  198      $ 2,775        $0
Global Telecommunications       $     0      $1,147         $0      Global Telecommunications   $    0      $   459        $0
Long-Short                      $     0      $  618         $0      Long-Short                  $  148      $   594        $0

            For the period November 1, 1999 to August 31, 2000,
Co-administrative service fees earned and waived by CSAMSI on the Common Shares were as follows:

                                Fees Paid
         Fund                (after waivers)       Waivers        Reimbursements
         ----                ---------------       -------        --------------
Global Telecommunications        $173,255         $179,809            $    0
Municipal Bond                   $     22         $     84            $    0
Focus                            $    115         $    459            $    0
Long-Short                       $    233         $    929            $    0

            Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all investment funds by or under the direction of the Funds' Board of Directors in such manner as the Board determines fair and accurate. Each class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if a class receives different services.

            Global Telecommunication Fund, Focus Fund and CSAM have applied for an order of exemption (the "Order") from the Securities and Exchange Commission to permit CSFB to act as lending agent for these Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in the Cash Reserve Portfolio of Credit Suisse Institutional Services Fund (the "Portfolio"). If the Order were granted, the Order will contain a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions will include percentage limitations on the amount of a fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Portfolio will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

            Code of Ethics. Each Fund, CSAM, CSAM Ltd., and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolio. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolio; and (4) Covered Persons may not invest in initial public offerings.

            The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

            Custodian and Transfer Agent. Except for the Long-Short Fund, Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Funds and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "BBH Custodian Agreement"). Custodial Trust Company ("CTC") acts as the custodian for the Long-Short Fund pursuant to a Custodian Agreement (the "CTC Custodian Agreement," together with the BBH Custodian Agreement, the "Custodian Agreements"). Under the Custodian Agreements, BBH and CTC (a) maintain a separate account or accounts in the name of each Fund, (b) hold and transfer portfolio securities on account of each Fund, (c) accept receipts and make disbursements of money on behalf of each Fund, (d) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities, and (e) make periodic reports to the Funds' Board of Directors concerning each Fund's operations. BBH and CTC are authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BBH and CTC remain responsible for the performance of all their duties under the Custodian Agreements and hold the Funds harmless from the negligent acts and omissions of any sub-custodian. For their services to the Funds under the Custodian Agreements, BBH and CTC receive a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds.

            State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of the Funds pursuant to a Transfer Agency and Service Agreement, under which State Street
(i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171

            Organization of the Funds. Each of the Funds is a non-diversified, open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998. On January 1, 2000, the Focus Fund changed its name from "Warburg, Pincus Select Economic Value Equity Fund, Inc." to "Warburg, Pincus Focus Fund, Inc."

            Each Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated

Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

            With the exception of the Global Telecommunications Fund, each Fund currently offers two separate classes of shares: Common Shares and Institutional Shares. The Global Telecommunications Fund currently offers only Common Shares.

            Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Common Shares, the total return on Common Shares can be expected to be lower than the total return on Institutional Shares. Investors may obtain information concerning the Institutional Shares and, if and when offered, the Advisor Shares from their investment professional or by calling CSAMSI at 800-WARBURG. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

            Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

            Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Monthly Investment Plan). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at 800-927-2874 or on the Warburg Pincus Funds web site at www.warburg.com.

            Distribution and Shareholder Servicing. CSAMSI serves as distributor of the Fund's shares. CSAMSI offers the Fund's shares on a continuous basis. No compensation is payable by the Fund to CSAMSI for distribution services; however, pursuant to a separate agreement with CSAM, CSAMSI is compensated for the services provided to the Fund. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York

10017. The Funds have each adopted a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI under the CSAMSI Co-Administration Agreement a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation,
(a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares;
(c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

            Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI under the CSAMSI Co-Administration Agreement or any other service provider and the payments may exceed distribution expenses actually incurred.

            Pursuant to the 12b-1 Plan, CSAMSI provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.

            The 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Directors/Trustees"). Any material amendment of the 12b-1 Plans would require the approval of the Board in the same manner. The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the Common Shares. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

            The 12b-1 Plans were adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Common Shares of each Fund (the "Prior 12b-1 Plan"). For the fiscal year ended August 31, 2000, the Common Class shares of the Global Telecommunications Fund, the Municipal Bond Fund, the Focus Fund and the Long-Short Fund have paid CSAMSI under the 12b-1 Plans $899,136, $622, $2,919 and $6,625, respectively.

            Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

            For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to
 .50% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be reimbursed for marketing costs. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.

            Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which NYSE is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

            If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

            Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

                               EXCHANGE PRIVILEGE

            An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. An Institutional Shareholder may exchange Institutional Shares of a Fund for Institutional Shares of another Warburg Pincus Fund at their respective net asset values.

            If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

            The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at 800-WARBURG.

            The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

            The Funds and Their Investments. Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

            As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), and its net tax-exempt interest income for the taxable year is distributed (the "Distribution Requirement"), but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

            Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

            The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

            If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

            A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

            "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

            The Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. Exempt interest dividends distributed to shareholders by this Fund are not included in the shareholder's gross income for regular federal income tax purpose. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the value of the Fund must consist of exempt interest obligations.

            In addition, the Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.

            The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other municipal obligations acquired by the Municipal Bond Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

            Under the Code, interest on specified private activity bonds issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Municipal Bond Fund invests in such specified "private activity bonds," it will report a portion of the "exempt-interest dividends" paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. In addition, exempt interest dividends are included in adjusted current earnings. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

            In addition, the receipt of Municipal Bond Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

            Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Fund is not deductible for income tax purposes if (as expected) the Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

            Special Tax Considerations. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

            Straddles. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

            Options And Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

            Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

            Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

            Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

            Passive Foreign Investment Companies. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to federal income tax and a deferral interest charge on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

            A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

            Asset Diversification Requirement. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

            Foreign Taxes. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

            Fund Taxes on Swaps. As a result of entering into index swaps, the funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year).

            Dividends and Distributions. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

            Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

            Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

            If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

            Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

            Backup Withholding. A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

            Notices. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

            Other Taxation. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

            Total Return. From time to time, a Fund may quote the total return of its Common Shares and/or Institutional Shares in advertisements or in reports and other communications to shareholders. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." Current total return figures may be obtained by calling Warburg Pincus Funds at 800-927-2874.

            Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

      P(1+T)^n = ERV

      Where: T = average annual total return;

             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

            P = hypothetical initial payment of $1,000; and

            n = period covered by the computation, expressed in years.

            Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV) - l]
                           ---
                            P

            The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

            Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

            The average annual total returns for the Common Shares of the following Funds for the year ended August 31, 2000 were as follows:

                                                                        Since
                                          5 year        10 year       Inception
Fund                         1 year    (annualized)  (annualized)   (annualized)
----                         ------    ------------  ------------   ------------
Global Telecommunications    70.99%         N/A           N/A           57.32%
Focus                        33.42%         N/A           N/A           32.70%
Municipal Bond                6.42%         N/A           N/A            2.96%
Long-Short                   12.00%         N/A           N/A            3.00%

            The aggregate total returns for the Common Shares of the following Funds for the period ended August 31, 2000 since inception were as follows:

Fund                                             Aggregate Return
----                                             ----------------
Global Telecommunications                             445.81%
Focus                                                  68.36%
Municipal Bond                                          5.52%
Long-Short                                              6.03%

            Performance information provided above reflects the performance of the Advisor Shares of the corresponding BEA Funds to the extent applicable (which are the predecessors of the Funds) for the periods noted.

            Performance information provided above for each Fund also reflects the performance of the Institutional Shares of the corresponding predecessor BEA Fund since inception (as noted below) until the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable) were first offered (as noted below). Because the BEA Funds' Institutional Shares had no distribution fee and lower co-administration fees, the expenses of the Institutional Shares are lower than those of the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable). Additionally, the BEA Funds' Institutional Shares performance was favorably affected by expense waivers and/or reimbursements. The performance information provided above has not been restated to reflect the higher expenses of the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable) or to adjust for the BEA Funds' Institutional Shares expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above for periods prior to the commencement of the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable) would have been lower.

                                 Commencement of      Advisor Shares of
                               Institutional Shares    of Predecessor
Fund                           Predecessor BEA Fund       BEA Fund        Common Shares
----                           --------------------       ---------       -------------
Global Telecommunications              N/A                12/04/96          12/04/96
Municipal Bond                       06/17/94                N/A            10/30/98
Focus                                07/31/98                N/A            10/30/98
Long-Short Fund                      07/31/98                N/A            09/08/98

            The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            Yield. Certain Funds may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                           YIELD = 2[(a - b +1)^6 - 1)
                                      -----
                                       cd

Where:         a =      dividends and interest earned by a Fund
                        during the period;

               b =      expenses accrued for the period (net of
                        reimbursements);

               c =      average daily number of shares
                        outstanding during the period, entitled
                        to receive dividends; and

               d =      maximum offering price per share on the
                        last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

            With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

            Based on the foregoing calculation, the Standard Yield for the Common Shares of Municipal Bond Fund for the 30-day period ended August 31, 2000 was 4.23%

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

            PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

            Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

            The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.

            As of December 21, 2000, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:

                                                                                                    PERCENT
                                                                                                  OWNED AS OF
FUND                                                      NAME AND ADDRESS                     December 21, 2000
----                                                      ----------------                     -----------------
Focus Fund-- Common                        Ocean View Memorial Foundation                           24.99%
                                           P O Box 1366
                                           Myrtle Beach, SC 29578-1366

                                           Charles Schwab & Co. Inc.                                16.77%
                                           Special Custody Account for the Exclusive
                                           Benefit of Customers
                                           Attn Mutual Funds
                                           101 Montgomery St.
                                           San Francisco, CA  94104-4122

                                           William Holden Wildlife Foundation                        6.43%
                                           Phase III
                                           c/o Stephanie Powers
                                           P O Box 67981
                                           Los Angeles, CA 90067-0981

                                           State Street Bank & Trust Co.                             5.10%
                                           Cust for the IRA of
                                           FBO Spencer Marsh
                                           Glen Alpin Road
                                           Morristown, NJ 07960

Municipal Bond Fund-- Common               Jack W. Sullivan                                         46.10%
                                           4880 Island View Dr
                                           Oshkosh WI  54901-1318

                                           Charles Schwab & Co.                                     29.57%
                                           Special Custody Account for the Exclusive
                                           Benefit of Customers
                                           Attn.  Mutual Funds
                                           101 Montgomery St.
                                           San Francisco, CA  94104-4122

                                           Donald J. Donahue, Jr.                                   17.30%
                                           2506 N Clarke Street, #139
                                           Chicago, IL 60614-1712

Global Telecommunications Fund-- Common    Charles Schwab & Co.                                     38.87%
                                           Special Custody Account for the Exclusive
                                           Benefit of Customers
                                           101 Montgomery St.
                                           San Francisco, CA  94104-4122

                                           Nat'l Financial Svcs Corp                                17.51%
                                           FBO Customers
                                           Church St Station
                                           PO Box 3908
                                           New York, NY 10008-3908

                                                                                                    PERCENT
                                                                                                  OWNED AS OF
FUND                                                      NAME AND ADDRESS                     December 21, 2000
----                                                      ----------------                     -----------------
Long-Short Fund-- Common                   Charles Schwab & Co Inc.                                 60.58%
                                           Special Custody Account for the Exclusive
                                           Benefit of Customers
                                           Attn Mutual Funds
                                           101 Montgomery St
                                           San Francisco, CA  94104-4122

                                           Nat'l Financial Svcs Corp                                30.97%
                                           FBO Customers
                                           Church St Station
                                           PO Box 3908
                                           New York, NY 10008-3908

                              FINANCIAL STATEMENTS

            Each Fund's audited financial report dated August 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual report upon request by calling Warburg Pincus Funds at 800-WARBURG.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

            Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

            The following summarizes the ratings used by S&P for corporate bonds:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

            BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the ratings used by Moody's for corporate bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Municipal Note Ratings

            A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

            "SG" - This designation denotes speculative quality and lack of margins of protection.

            Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2001

                           Institutional Shares of the

              Credit Suisse Institutional International Growth Fund
                Credit Suisse Institutional U.S. Core Equity Fund
             Credit Suisse Institutional U.S. Core Fixed Income Fund
                   Credit Suisse Institutional High Yield Fund
                       Warburg Pincus Municipal Bond Fund
                            Warburg Pincus Focus Fund
                  Warburg Pincus Long-Short Market Neutral Fund

                 P.O. Box 8500, Boston, Massachusetts 02266-8500

                       For information, call 800-222-8977

            This combined Statement of Additional Information provides information about Credit Suisse Institutional Growth Fund ("International Growth Fund"), Credit Suisse Institutional U.S. Core Equity Fund ("U.S. Equity Fund"), Credit Suisse Institutional U.S. Core Fixed Income Fund ("U.S. Fixed Income Fund"), Credit Suisse Institutional High Yield Fund ("High Yield Fund"), Warburg Pincus Municipal Bond Fund ("Municipal Bond Fund"), Warburg Pincus Focus Fund ("Focus Fund") and Warburg Pincus Long-Short Market Neutral Fund ("Long-Short Fund ") (each a "Fund" and collectively, the "Funds") that supplements information contained in the combined Prospectus for the Institutional Shares of the Funds, dated January 1, 2001, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus.

            Each Fund's audited Annual Report dated August 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

            This Statement of Additional Information is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus, Annual Report and information regarding each Fund's current performance may be obtained by writing or telephoning:

                            CSAM Institutional Shares
                                  P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                  800-222-8977

                                    CONTENTS

                                                                           Page
                                                                           ----
INVESTMENT OBJECTIVES AND POLICIES...........................................1
Common Investment Objectives and Policies -- All Funds.......................1
     Non-Diversified Status..................................................1
     Temporary Investments...................................................1
     Repurchase Agreements...................................................2
     Reverse Repurchase Agreements and Dollar Rolls..........................2
     Illiquid Securities.....................................................3
         Rule 144A Securities................................................4
     Emerging Growth and Smaller Capitalization Companies;
         Unseasoned Issuers..................................................4
     Lending of Portfolio Securities.........................................5
     Borrowing...............................................................5
     Securities of Other Investment Companies................................5
     Options Generally.......................................................6
         Securities Options..................................................6
         Securities Index Options............................................8
Common Investment Objectives and Policies -- International Growth,
     U.S. Equity, U.S. Fixed Income, High Yield,
     Municipal Bond and Focus Funds..........................................9
     When-Issued Securities, Delayed Delivery Transactions
         And Forward Commitments.............................................9
     Stand-By Commitment Agreements.........................................10
Common Investment Objectives and Policies -- International Growth,
     U.S. Equity, U.S. Fixed Income, High Yield,
     Focus and Long-Short Funds.............................................10
     U.S. Government Securities.............................................10
     Foreign Investments....................................................11
         Foreign Debt Securities............................................11
         Foreign Currency Exchange..........................................12
         Information........................................................13
         Political Instability..............................................13
         Foreign Markets....................................................13
         Increased Expenses.................................................13
         Dollar-Denominated Debt Securities of Foreign Issuers..............13
         Depositary Receipts................................................13
         Brady Bonds........................................................14
         Emerging Markets...................................................14
         Sovereign Debt.....................................................14
     Convertible Securities.................................................15
     Debt Securities........................................................16
         Below Investment Grade Securities..................................16
         Mortgage-Backed Securities.........................................18
         Asset-Backed Securities............................................19
         Loan Participations and Assignments................................19
         Structured Notes, Bonds or Debentures..............................20
         Collateralized Mortgage Obligations................................20
         Zero Coupon Securities.............................................21

     Futures Activities.....................................................21
         Futures Contracts..................................................22
         Options on Futures Contracts.......................................23
     Currency Exchange Transactions.........................................23
         Forward Currency Contracts.........................................23
         Currency Options...................................................24
         Currency Hedging...................................................24
     Hedging Generally......................................................25
     Short Sales "Against the Box." In a short sale, a Fund
          sells a borrowed security and has a corresponding
          obligation to the lender to return the identical security.........26
     Section 4(2) Paper.....................................................27
Supplemental Investment Objectives and Policies --
     International Growth, U.S. Equity and Focus Funds......................27
     Rights Offerings and Purchase Warrants.................................27
Supplemental Investment Objectives and Policies -- Municipal Bond Fund......27
Supplemental Investment Objectives And Policies -- Long-Short  Fund.........28
     Short Sales............................................................28
INVESTMENT RESTRICTIONS.....................................................29
PORTFOLIO VALUATION.........................................................31
PORTFOLIO TRANSACTIONS......................................................32
PORTFOLIO TURNOVER..........................................................34
MANAGEMENT OF THE FUNDS.....................................................35
     Officers and Board of Directors........................................35
Directors' Total Compensation for Fiscal Year Ended August 31, 2000.........39
     Investment Adviser and Co-Administrators...............................39
     Code of Ethics.........................................................45
     Custodian and Transfer Agent...........................................46
     Organization of the Funds..............................................46
     Distribution and Shareholder Servicing.................................47
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................48
     Automatic Cash Withdrawal Plan.........................................48
EXCHANGE PRIVILEGE..........................................................48
ADDITIONAL INFORMATION CONCERNING TAXES.....................................49
     The Funds and Their Investments........................................49
     Special Tax Considerations.............................................53
         Straddles..........................................................53
         Options And Section 1256 Contracts.................................53
         Foreign Currency Transactions......................................54
         Passive Foreign Investment Companies...............................55
         Asset Diversification Requirement..................................55
         Foreign Taxes......................................................55
         Fund Taxes on Swaps................................................56
         Dividends and Distributions........................................56
         Sales of Shares....................................................57
         Backup Withholding.................................................57

         Notices............................................................57
         Other Taxation.....................................................57
DETERMINATION OF PERFORMANCE................................................57
     Total Return...........................................................57
     Yield..................................................................60
INDEPENDENT ACCOUNTANTS AND COUNSEL.........................................61
MISCELLANEOUS...............................................................61
FINANCIAL STATEMENTS........................................................66

APPENDIX A ---- DESCRIPTION OF RATINGS ....................................A-1

                       INVESTMENT OBJECTIVES AND POLICIES

            The following policies supplement the descriptions of each Fund's investment objectives and policies in the Prospectus. There are no assurances that the Funds will achieve their investment objectives.

            The investment objective of the International Growth Fund (formerly, Warburg Pincus International Growth Fund), Focus Fund (formerly, Warburg Pincus Select Economic Value Equity Fund) and U.S. Equity Fund (formerly, Warburg Pincus U.S. Core Equity Fund) is to provide long-term appreciation of capital.

            The investment objective of the High Yield (formerly, Warburg Pincus High Yield Fund), U.S. Fixed Income (formerly, Warburg Pincus U.S. Core Fixed Income Fund), and Municipal Bond Funds is to provide high total return.

            The investment objective of the Long-Short Fund is to seek long-term capital appreciation while minimizing exposure to general equity market risk.

            Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available at any time in the future.

Common Investment Objectives and Policies -- All Funds

            Non-Diversified Status. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

            Temporary Investments. To the extent permitted by its investment objectives and policies, each of the Funds may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by the Credit Suisse Asset Management, LLC ("CSAM"), each Fund's adviser (the "Adviser"), each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

            Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

            Reverse Repurchase Agreements and Dollar Rolls. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls during the coming year.

            Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

            Illiquid Securities. Each Fund is authorized to, but does not presently intend to, invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.

Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A Securities. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission ("SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Funds' limit on the purchase of illiquid securities unless the Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

            Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

            Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

            Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

            Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of the Funds' total assets (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

            By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

            Borrowing. Each Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

            Securities of Other Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

            Options Generally. The Funds, except the Municipal Bond Fund, may purchase and write (sell) securities, securities indices and currencies for both hedging purposes and to increase total return. For purposes of this section, a "Fund" refers to each of the Funds except for the Municipal Bond Fund.

            Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

            In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

            Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the- money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Options Clearing Corporation (the "Clearing Corporation") and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

            Securities Index Options. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Common Investment Objectives and Policies -- International Growth, U.S. Equity, U.S. Fixed Income, High Yield, Municipal Bond and Focus Funds

            When-Issued Securities, Delayed Delivery Transactions And Forward Commitments. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

            In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

            When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Stand-By Commitment Agreements. Each Fund may from time to time enter into stand-by commitment agreements. The Funds do not presently intend to invest more than 5% of net assets in stand-by commitment agreements during the coming year.

            Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

            Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

            There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

            The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Common Investment Objectives and Policies -- International Growth, U.S. Equity, U.S. Fixed Income, High Yield, Focus and Long-Short Fund s

            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

            Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

            Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments.

            For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. National currencies of the eleven member states participating in the euro will become subdivisions of the euro, but will continue to circulate as legal tender until January 1, 2002, when they will be withdrawn permanently.

            Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

            Information. The majority of the securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

            Increased Expenses. The operating expenses of the Funds can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

            Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            Depositary Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.

            Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

            Emerging Markets. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

            Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

            Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

            A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

            The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

            Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the "Adviser," such securities have the potential for future income or capital appreciation.

            Convertible Securities. Convertible securities in which a fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the "Adviser" will consider such event in its determination of whether a Fund should continue to hold the securities.

            Debt Securities. Each Fund may invest in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.

            The interest income to be derived may be considered as one factor in selecting debt securities for investment by the "Adviser." Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the "Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

            A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the "Adviser." Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

            Below Investment Grade Securities. The Funds, except for the Long-Short Fund , may invest in below investment grade securities. The High Yield Fund and the Municipal Bond Fund have established no rating criteria for the debt securities in which they may invest.

            Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

            Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

            The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

            Mortgage-Backed Securities. The Funds, except for the Long-Short Fund , may invest in mortgage-backed securities. Mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by GNMA, FNMA and FHLMC. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. The Funds, except for the Long-Short Fund , may invest in asset-backed securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

            Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Fund invests in will be 397 days or less. A Fund may purchase asset-backed securities that are unrated.

            Loan Participations and Assignments. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

            Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Collateralized Mortgage Obligations. The Funds may also purchase collateralized mortgage obligations CMOs issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

            CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e. payments of principal are made to two or more classes concurrently). CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

            The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

            Zero Coupon Securities. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets.

            A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Funds anticipate that they will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

            Futures Activities. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading

Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

            These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

            Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.

            Currency Exchange Transactions. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. The funds may engage in currency exchange transactions for both hedging payable and to reverse total return, which may involve speculation.

            Forward Currency Contracts. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Funds will not invest more than 50% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.

            The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

            A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Currency Options. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

            Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

            In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

            Each Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

            Short Sales "Against the Box." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

            A Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transactions costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

            The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.

            Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

Supplemental Investment Objectives and Policies -- International Growth, U.S. Equity and Focus Funds

            Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security's market price if, for instance, when there is no movement in the level of the underlying security.

Supplemental Investment Objectives and Policies -- Municipal Bond Fund

            Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the basis for such opinions.

            Certain Municipal Obligations are classified as private activity bonds. Interest on private activity bonds is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on certain private activity bonds ("Alternative Minimum Tax Securities") is a specific preference item under the federal alternative minimum tax. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

            Although the Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 40% of its total assets in private activity bonds when added together with any taxable investments held by the Municipal Bond Fund, it will not do so unless in the opinion of the Adviser the investment is warranted. To the extent the Municipal Bond Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

Supplemental Investment Objectives And Policies -- Long-Short Fund

            Short Sales. The Long-Short Fund will seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

            The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. Government Securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund's net assets.

                             INVESTMENT RESTRICTIONS

            The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

            If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Funds' assets will not constitute a violation of such restriction.

            Each Fund may not:

            1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing; provided, however, with respect to the Long-Short Fund only, that: (a) short sales and related borrowings of securities are not subject to this restriction; and, (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets).

            2. Issue any senior securities, except as permitted under the 1940 Act;

            3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

            4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

            5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

            6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

            7. Purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

            For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

            In addition to the fundamental investment limitations specified above, a Fund may not:

            1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

            2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

            3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and

            4. (Long-Short Fund only) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

            The policies set forth above are not fundamental and thus may be changed by the Funds' Board of Directors without a vote of the shareholders.

            Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION

            The following is a description of the procedures used by the Funds in valuing their assets.

            Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Funds may employ outside organizations (each a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Boards, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Boards. In addition, the Boards or their delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Funds' net asset value is not calculated. As a result, calculation of the Funds' net asset value does not take place contemporaneously with the determination of the prices of the majority of the Funds' securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service as of noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Boards. Although the Long-Short Fund does not invest directly in foreign securities, it invests in American Depositary Receipts, the value of which depends on the underlying foreign security.

                             PORTFOLIO TRANSACTIONS

            The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

            In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.

            All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

            Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

            Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

            For the past three fiscal years ended August 31, the Funds have paid brokerage commissions as follows:

August 31, 2000

Fund                                                       Brokerage Commissions
----                                                       ---------------------

International Growth                                              $2,574,835
U.S. Core Equity                                                  $   59,317
U.S. Core Fixed Income                                            $   35,843
High Yield                                                        $      894
Municipal Bond                                                    $        4
Focus                                                             $   94,752
Long-Short                                                        $   23,150

August 31, 1999

Fund                                                       Brokerage Commissions
----                                                       ---------------------

International Growth                                              $5,207,753
U.S. Equity                                                       $   84,295
U.S. Fixed Income                                                 $   62,630
High Yield                                                        $       16
Municipal Bond                                                           N/A
Focus                                                             $  142,853
Long-Short                                                        $  214,482

August 31, 1998

Fund                                                       Brokerage Commissions
----                                                       ---------------------

International Growth                                              $3,481,661
U.S. Core Equity                                                  $  352,567
U.S. Core Fixed Income                                            $   12,023
High Yield                                                        $      250
Municipal Bond                                                           N/A
Focus                                                             $   17,675
Long-Short                                                        $    3,790

            With respect to the International Growth Fund, the reason for the decrease in brokerage commissions for the year ended August 31, 2000 was due to the decrease in the Fund's assets and lower trading volumes. In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CSFB") or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                               PORTFOLIO TURNOVER

            The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. The Funds' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

            It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                             MANAGEMENT OF THE FUNDS

            Officers and Board of Directors. The business and affairs of each Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. Under each Fund's charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

            The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (68)                  Director
40 Grosvenor Road                        Currently retired; Executive Vice
Short Hills, New Jersey 07078            President and Chief Financial Officer
                                         of Pan Am Corporation and Pan American
                                         World Airways, Inc. from 1988 to 1991;
                                         Director/Trustee of other Warburg
                                         Pincus Funds and other CSAM-advised
                                         investment companies.

Jack W. Fritz (73)                       Director
2425 North Fish Creek Road               Private investor; Consultant and
P.O. Box 483                             Director of Fritz Broadcasting, Inc.
Wilson, Wyoming 83014                    and Fritz Communications (developers
                                         and operators of radio stations);
                                         Director of Advo, Inc. (direct mail
                                         advertising); Director/Trustee of other
                                         Warburg Pincus Funds; and other
                                         CSAM-advised investment companies.

Jeffrey E. Garten (53)                   Director
Box 208200                               Dean of Yale School of Management and
New Haven, Connecticut 06520-8200        William S. Beinecke Professor in the
                                         Practice of International Trade and
                                         Finance; Undersecretary of Commerce for
                                         International Trade from November 1993
                                         to October 1995; Professor at Columbia
                                         University from September 1992 to
                                         November 1993; Director of Aetna, Inc.;
                                         Director of Calpine Energy Corporation;
                                         Director/Trustee of other Warburg
                                         Pincus Funds and other CSAM-advised
                                         investment companies.

James S. Pasman, Jr. (70)                Director
29 The Trillium                          Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238           Operating Officer of National
                                         InterGroup, Inc. from April 1989 to
                                         March 1991; Chairman of Permian Oil Co.
                                         from April 1989 to March 1991; Director
                                         of Education Management Corp., Tyco
                                         International Ltd.; Trustee, Deutsche
                                         Bank VIT Funds; Director/Trustee of
                                         other Warburg Pincus Funds and other
                                         CSAM-advised investment companies.

William W. Priest* (58)                  Chairman of the Board
466 Lexington Avenue                     Chairman of CSAM since 2000; Chief
New York, New York 10017-3147            Executive Officer and Managing Director
                                         of CSAM from 1990 to 2000;
                                         Director/Trustee of other Warburg
                                         Pincus Funds and other CSAM-advised
                                         investment companies.

Steven N. Rappaport (52)                 Director
40 East 52nd Street                      President of Loanet, Inc. since 1997;
New York, New York 10022                 Executive Vice President of Loanet,
                                         Inc. from 1994 to 1997; Director,
                                         President, North American Operations,
                                         and former Executive Vice President
                                         from 1992 to 1993 of Worldwide
                                         Operations of Metallurg Inc.; Executive
                                         Vice President, Telerate, Inc. from
                                         1987 to 1992; Partner in the law firm
                                         of Hartman & Craven until 1987;
                                         Director/Trustee of other Warburg
                                         Pincus Funds and other CSAM-advised
                                         investment companies.

Alexander B. Trowbridge (70)             Director
1317 F Street, N.W.,                     Currently retired; President of
5th Floor                                Trowbridge Partners, Inc. (business
Washington, DC 20004                     consulting) from January 1990 to
                                         November 1996; Director or Trustee of
                                         New England Mutual Life Insurance Co.,
                                         ICOS Corporation (biopharmaceuticals),
                                         IRI International (energy services),
                                         The Rouse Company (real estate
                                         development), Harris Corp. (electronics
                                         and communications equipment), The
                                         Gillette Co. (personal care products)
                                         and Sunoco, Inc. (petroleum refining
                                         and marketing); Director/Trustee of
                                         other Warburg Pincus Funds

--------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

                                         and other CSAM-advised investment
                                         companies.

Eugene L. Podsiadlo (42)                 President
466 Lexington Avenue                     Managing Director of CSAM; Associated
New York, New York 10017-3147            with CSAM since CSAM acquired the
                                         Funds' predecessor adviser in July
                                         1999; with the predecessor adviser
                                         since 1991; Vice President of Citibank,
                                         N.A. from 1987 to 1991.

Hal Liebes, Esq. (35)                    Vice President and Secretary
466 Lexington Avenue                     Managing Director and General Counsel
New York, New York 10017-3147            of CSAM; Associated with Lehman
                                         Brothers, Inc. from 1996 to 1997;
                                         Associated with CSAM from 1995 to 1996;
                                         Associated with CSFB Investment
                                         Management from 1994 to 1995;
                                         Associated with Division of
                                         Enforcement, U.S. Securities and
                                         Exchange Commission from 1991 to 1994;
                                         Officer of CSAMSI, other Warburg Pincus
                                         Funds and other CSAM-advised investment
                                         companies.

Michael A. Pignataro (40)                Treasurer and Chief Financial Officer
466 Lexington Avenue                     Director and Director of Fund
New York, New York 10017-3147            Administration of CSAM; Associated with
                                         CSAM since 1984; Officer of other
                                         Warburg Pincus Funds and other
                                         CSAM-advised investment companies.

Stuart J. Cohen, Esq. (31)               Assistant Secretary
466 Lexington Avenue                     Vice President and Legal Counsel of
New York, New York 10017-3147            CSAM; Associated with CSAM since CSAM
                                         acquired the Funds' predecessor adviser
                                         in July 1999; with the predecessor
                                         adviser since 1997; Associated with the
                                         law firm of Gordon Altman Butowsky
                                         Weitzen Shalov & Wein from 1995 to
                                         1997; Officer of other Warburg Pincus
                                         Funds and other CSAM-advised investment
                                         companies.

Gregory N. Bressler, Esq. (34)           Assistant Secretary
466 Lexington Avenue                     Vice President and Legal Counsel of
New York, New York 10017-3147            CSAM since January 2000; Associated
                                         with the law firm of Swidler Berlin
                                         Shereff Friedman LLP from 1996 to 2000;
                                         Officer of other Warburg Pincus Funds
                                         and other CSAM-advised investment
                                         companies.

Rocco A. DelGuercio (37)                 Assistant Treasurer

466 Lexington Avenue                     Vice President and Administrative
New York, New York 10017-3147            Officer of CSAM; Associated with CSAM
                                         since June 1996; Assistant Treasurer,
                                         Bankers Trust Corp. -- Fund
                                         Administration from March 1994 to June
                                         1996; Mutual Fund Accounting
                                         Supervisor, Dreyfus Corporation from
                                         April 1987 to March 1994; Officer of
                                         other Warburg Pincus Funds and other
                                         CSAM-advised investment companies.

Joseph Parascondola (37)                 Assistant Treasurer
466 Lexington Avenue                     Assistant Vice President - Fund
New York, New York 10017-3147            Administration of CSAM since April
                                         2000; Assistant Vice President,
                                         Deutsche Asset Management from January
                                         1999 to April 2000; Assistant Vice
                                         President, Weiss, Peck & Greer LLC from
                                         November 1995 to December 1998; Officer
                                         of other Warburg Pincus Funds and other
                                         CSAM-advised investment companies.

            No employee of CSAM, PFPC Inc. ("PFPC") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

       Directors' Total Compensation for Fiscal Year Ended August 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             All
                                                                                                                         Investment
                                                                                                                          Companies
                                                                      High                                               in the CSAM
                         International      U.S.     U.S. Fixed       Yield       Municipal                  Long-Short      Fund
    Name of Director     Growth Fund   Equity Fund   Income Fund      Fund        Bond Fund    Focus Fund       Fund        Complex*
------------------------------------------------------------------------------------------------------------------------------------
William W. Priest**           None          None          None          None          None          None          None          None
------------------------------------------------------------------------------------------------------------------------------------
Richard H. Francis        $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $102,000
------------------------------------------------------------------------------------------------------------------------------------
Jack W. Fritz             $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $102,000
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten         $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $102,000
------------------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr       $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $102,000
------------------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport       $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $  2,500      $102,000
------------------------------------------------------------------------------------------------------------------------------------
Alexander B. Trowbridge   $  2,725      $  2,725      $  2,725      $  2,725      $  2,725      $  2,725      $  2,725      $108,375
------------------------------------------------------------------------------------------------------------------------------------

* Each Director serves as a Director or Trustee of 45 investment companies and portfolios in the CSAM Fund Complex.

** Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

            As of September 30, 2000, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Institutional Shares. No Director or officer owned any of the Funds' outstanding Common Shares.

            Investment Adviser and Co-Administrators. CSAM, located at 466 Lexington Avenue, New York, New York 10017, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 63,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

            CSAM's predecessor, BEA Associates, had rendered advisory services to the predecessor to the Funds, each a series of The RBB Fund, Inc. (the "BEA Funds"), pursuant to Investment Advisory Agreements (the "BEA Advisory Agreements"). CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

            CSAM has investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Funds' Board of Directors and in accordance with each Fund's stated policies. The Adviser will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the International Growth, U.S. Equity, U.S. Fixed Income, High Yield, Municipal Bond and Focus Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of .80%, .75%, .375%, .70%, .70% and, .75% of average daily net assets, respectively.

            The Long-Short Fund pays CSAM a basic management fee, computed daily and payable monthly, at the annual rate of 1.50% of the average net assets of the Fund. This basic management fee may be increased or decreased by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Fund's investment performance to a Target (as defined below) during the most recent twelve-month period. The "Target" is the investment record of the Salomon Smith Barney 1-Month U.S. Treasury Bill IndexTM plus 5 percentage points. The Performance Adjustment is added to or subtracted from the basic fee.

            The Performance Adjustment may increase or decrease the basic fee in five steps. The first step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than one but not more than two percentage points. In this event, the Performance Adjustment would be 0.10%, and the annual rate of the total management fee would be either 1.40% or 1.60%. The second step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than two but not more than three percentage points. In this event, the Performance Adjustment would be 0.20%, and the annual rate of the total management fee would be either 1.30% or 1.70%. The third step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than three but not more than four percentage points. In this event, the Performance Adjustment would be 0.30%, and the annual rate of the total management fee would be either 1.20% or 1.80%. The fourth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than four but not more than five percentage points. In this event, the Performance Adjustment would be 0.40%, and the annual rate of the total management fee would be either 1.10% or 1.90%. The fifth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by five percentage points or more. In this event, the Performance Adjustment would be 0.50%, and the annual rate of the total management fee would be either 1.00% or 2.00%. Thus:

                TOTAL MANAGEMENT                         BASIC RATE        PERFORMANCE ADJUSTMENT         FEE RATE
----------------------------------------------------------------------------------------------------------------------
No adjustment                                               1.50%                     N/A                   1.50%
----------------------------------------------------------------------------------------------------------------------

First Step:

Performance exceeds Target by more than 1 but
     not more than 2 percentage points
                                                            1.50                     .10%                   1.60

Performance lags Target by more than 1 but not
     more than 2 percent points                             1.50                    (.10)                   1.40
----------------------------------------------------------------------------------------------------------------------

                TOTAL MANAGEMENT                         BASIC RATE        PERFORMANCE ADJUSTMENT         FEE RATE
----------------------------------------------------------------------------------------------------------------------
Second Step:

     Performance exceeds Target by more than 2
     but not more than 3 percentage points
                                                            1.50                     .20                    1.70

Performance lags Target by more than 1 but not
     more than 3 percent points                             1.50                    (.20)                   1.30
----------------------------------------------------------------------------------------------------------------------

Third Step:

Performance exceeds Target by more than 3 but
     not more than 4 percentage points
                                                            1.50                     .30                    1.80

Performance lags Target by more than 3 but not
     more than 4 percent points                             1.50                    (.30)                   1.20
----------------------------------------------------------------------------------------------------------------------

Fourth Step:

Performance exceeds Target by more than 4 but
     not more than 5 percentage points
                                                            1.50                     .40                    1.90

Performance lags Target by more than 4 but not
     more than 5 percent points                             1.50                    (.40)                   1.10

----------------------------------------------------------------------------------------------------------------------

Fifth Step

Performance exceeds Target by more
    than 5 percentage points                                1.50                     .50                    2.00

Performance lags Target by more than 5
     percent points                                         1.50                    (.50)                   1.00
----------------------------------------------------------------------------------------------------------------------

            CSAMSI and PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., both serve as co-administrators to the Funds pursuant to separate written agreements (the "CSAMSI Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds. BEA Associates, the predecessor of CSAM, and PFPC had served as co-administrators to the Advisor Class of the BEA Funds. CSAMSI provides co-administration services to each Fund without compensation. For the services provided by PFPC under the PFPC Co-Administration Agreements, PFPC received a fee, for the period September 1, 1999 to July 31, 2000, calculated at an annual rate of .125% of each Fund's average daily net assets (except U.S. Fixed Income Fund), subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. For U.S. Fixed Income Fund, PFPC received a fee calculated at an annual rate of .09% of the Fund's first $200 million in average daily net assets, .065% for the next $100 million of average daily net assets and .05% for over $300 million in average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to PFPC in the proportion that its assets bear to the aggregate assets of the Funds at the time of calculation.

            As of August 1, 2000, PFPC receives a fee calculated on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses, as follows:

Fund                                                       Annual Rate
----                                                       -----------

International Growth                            .11% for the first $500 million
                                                .09% for next $1 billion
                                                .07% for over $1.5 billion

U.S. Equity                                     .10% for the first $500 million
                                                .08% for next $1 billion
                                                .06% for over $1.5 billion

U.S. Fixed Income                               .07% for the first $150 million
                                                .06% for next $150 million
                                                .05% for over $300 million

Focus & Long-Short                              .10% for the first $500 million
                                                .08% for next $1 billion
                                                .06% for over $1.5 billion

High Yield & Municipal Bond                     .07% for the first $150 million
                                                .06% for next $150 million
                                                .05% for over $300 million

            For the past three fiscal years ended August 31, the Funds have paid csaM or BEA Associates advisory fees and csaM or BEA Associates has waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements or BEA Advisory Agreements as follows:

August 31, 2000

                                 Fees Paid
         Fund                 (after waivers)       Waivers       Reimbursements
         ----                 ---------------       -------       --------------
International Growth           $   4,796,915      $         0      $         0
U.S. Core Equity               $     431,962      $    98,187      $         0
U.S. Core Fixed Income         $     966,751      $   431,351      $         0
High Yield                     $     335,401      $   512,979      $         0
Municipal Bond                 $      16,239      $   102,278      $    29,397
Focus                          $      18,715      $    85,919      $    93,867
Long-Short                     $         599      $    88,716      $    59,965

August 31, 1999

                                 Fees Paid
         Fund                 (after waivers)       Waivers       Reimbursements
         ----                 ---------------       -------       --------------
International Growth           $   5,508,687      $         0      $         0
U.S. Equity                    $     369,195      $   148,230      $         0
U.S. Fixed Income              $     827,811      $   608,214      $         0
High Yield                     $     497,661      $   405,408      $         0
Municipal Bond                 $      64,918      $    95,749      $         0
Focus                          $     111,197      $   139,116      $         0
Long-Short                     $     193,807      $    97,341      $         0

August 31, 1998
                                 Fees Paid
         Fund                 (after waivers)       Waivers       Reimbursements
         ----                 ---------------       -------       --------------
International Growth           $   4,943,773      $    27,976      $         0
U.S. Core Equity               $     703,273      $    36,437      $         0
U.S. Core Fixed Income         $     579,143      $   288,699      $         0
High Yield                     $     422,069      $   271,277      $         0
Municipal Bond                 $      93,618      $    51,669      $         0
Focus                          $      14,224      $       643      $         0
Long-Short                     $       4,661      $     2,758      $         0

                  From August 31, 1998 to August 31, 2000, the Funds paid BEA Associates or Counsellors Service and PFPC administration fees and BEA Associates or Counsellors Service and PFPC have waived fees and/or reimbursed expenses as follows:

August 31, 2000

                             PFPC                                                                Counsellors Service
                             ----                                                                -------------------

                             Fees Paid                                                       Fees Paid
                              (after                     Reimburse-                            (after                     Reimburse-
Fund                         Waivers)         Waivers      ments      Fund                    Waivers)        Waivers       ments
----                        ----------        -------    ---------    ----                    --------       ---------    ---------
International Growth        $  742,845        $     0       $0        International Growth    $    764       $       0        $0
U.S. Core Equity            $   86,936        $     0       $0        U.S. Core Equity        $      2       $       9        $0
U.S. Core Fixed Income      $  277,178        $     0       $0        U.S. Core Fixed Income  $      2       $       8        $0
High Yield                  $  118,248        $27,842       $0        High Yield              $    438       $   1,750        $0
Municipal Bond              $   35,217        $     0       $0        Municipal Bond          $      3       $      15        $0
Focus                       $   16,094        $ 1,076       $0        Focus                   $      2       $       8        $0
Long-Short                  $    2,223        $ 6,336       $0        Long-Short              $     32       $     131        $0

August 31, 1999

                             PFPC                                                                   BEA Associates
                             ----                                                                   --------------

                             Fees Paid                                                       Fees Paid
                              (after                     Reimburse-                            (after                     Reimburse-
Fund                         Waivers)         Waivers      ments      Fund                    Waivers)        Waivers       ments
----                        ----------        -------    ---------    ----                    --------       ---------    ---------
International Growth         $ 860,732        $     0       $0        International Growth     $9,292         $     0        $0
U.S. Equity                  $  86,237        $     0       $0        U.S. Equity              $    6         $    25        $0
U.S. Fixed Income            $ 286,470        $     0       $0        U.S. Fixed Income        $    4         $    18        $0
High Yield                   $ 129,010        $32,252       $0        High Yield               $2,733         $ 9,930        $0
Municipal Bond               $  37,500        $     0       $0        Municipal Bond           $    9         $    40        $0
Focus                        $  41,719        $     0       $0        Focus                    $    2         $     7        $0
Long-Short                   $  12,643        $11,902       $0        Long-Short               $1,036         $ 4,144        $0

August 31, 1998

                             PFPC                                                                Counsellors Service
                             ----                                                                -------------------

                             Fees Paid                                                       Fees Paid
                              (after                     Reimburse-                            (after                     Reimburse-
BEA Fund                     Waivers)         Waivers      ments      Fund                    Waivers)        Waivers       ments
--------                    ----------       --------    ---------    ----                    --------       ---------    ---------
International Growth         $ 769,622       $  7,213       $0        International Growth    $435,028       $497,175        $0
U.S. Core Equity             $ 123,285       $      0       $0        U.S. Core Equity        $  9,863       $138,079        $0
U.S. Core Fixed Income       $ 235,924       $      0       $0        U.S. Core Fixed Income  $ 23,143       $323,994        $0
High Yield                   $  99,050       $ 24,762       $0        High Yield              $  9,905       $ 138,669       $0
Municipal Bond               $  30,402       $      0       $0        Municipal Bond          $  2,076       $  29,057       $0
Focus                        $       0       $  2,478       $0        Focus                   $    198       $   2,775       $0
Long-Short                   $       0       $    618       $0        Long-Short              $    148       $     594       $0

            For the year ended August 31, 2000, the co-administration fees earned by CSAMSI were as follows:

                               Fees Paid
          Fund              (after Waivers)         Waivers      Reimbursements
          ----              ---------------         -------      --------------
International Growth            $  853               $    0              $0
U.S. Core Equity                $    3               $   12              $0
U.S. Fixed Income               $    2               $    8              $0
High Yield                      $1,968               $7,874              $0
Municipal Bond                  $   22               $   84              $0
Focus                           $  115               $  459              $0
Long-Short                      $  233               $  929              $0

            Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all investment funds by or under the direction of the Funds' Board of Directors in such manner as the Board determines fair and accurate. Each class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if a class receives different services. Each of the Co-Administrators may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds.

            International Growth Fund, U.S. Core Equity Fund and CSAM have applied for an order of exemption (the "Order") from the Securities and Exchange Commission to permit CSFB to act as lending agent for these Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in the Cash Reserve Portfolio of Credit Suisse Institutional Services Fund (the "Portfolio"). If the Order were granted, it will contain a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions will include percentage limitations on the amount of a fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Portfolio will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

            Code of Ethics. Each Fund, CSAM and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolio. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolio; and (4) Covered Persons may not invest in initial public offerings.

            The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

            Custodian and Transfer Agent. Except for the Long-Short Fund , Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Funds and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "BBH Custodian Agreement"). Custodial Trust Company ("CTC") acts as the custodian for the Long-Short Fund pursuant to a Custodian Agreement (the "CTC Custodian Agreement", together with the BBH Custodian Agreement, the "Custodian Agreements"). Under the Custodian Agreements, BBH and CTC (a) maintain a separate account or accounts in the name of each Fund, (b) hold and transfer portfolio securities on account of each Fund, (c) accept receipts and make disbursements of money on behalf of each Fund, (d) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities, and (e) make periodic reports to the Funds' Board of Directors concerning each Fund's operations. BBH and CTC are authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BBH and CTC remain responsible for the performance of all their duties under the Custodian Agreements and hold the Funds harmless from the negligent acts and omissions of any sub-custodian. For their services to the Funds under the Custodian Agreements, BBH and CTC receive a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds.

            State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of the Funds pursuant to a Transfer Agency and Service Agreement, under which State Street
(i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

            Organization of the Funds. Each of the Funds is a non-diversified, open-end management investment company. Each Fund was organized as a Maryland corporation on July

31, 1998. On January 1, 2000, the Focus Fund changed its name from "Warburg, Pincus Select Economic Value Equity Fund, Inc." to "Warburg, Pincus Focus Fund, Inc." On May 11, 2000, the International Growth Fund changed its name from "Warburg, Pincus International Growth Fund, Inc." to "Credit Suisse Institutional International Growth Fund, Inc."; the U.S. Equity Fund changed its name from "Warburg, Pincus U.S. Core Equity Fund, Inc." to "Credit Suisse Institutional U.S. Core Equity Fund, Inc."; and the U.S. Fixed Income Fund changed its name from "Warburg, Pincus U.S. Core Fixed Income Fund, Inc." to "Credit Suisse Institutional U.S. Core Fixed Income Fund, Inc." On December 27, 2000, the High Yield Fund changed its name from "Warburg, Pincus High Yield Fund, Inc." to "Credit Suisse Institutional High Yield Fund, Inc."

            Each Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

            The Municipal Bond, Focus and Long-Short Fund s currently offer two separate classes of shares: Common Shares and Institutional Shares. The International Growth, U.S. Core Equity, U.S. Core Fixed Income and High Yield Funds currently offer only Institutional Shares.

            Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the lower fees paid by Institutional Shares, the total return on Institutional Shares can be expected to be higher than the total return on Common Shares. Investors may obtain information concerning the Common Shares and, if and when offered, the Advisor Shares from their investment professional or by calling CSAMSI at 800-WARBURG. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

            Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

            Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Monthly Investment Plan). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at 800-WARBURG or on the Warburg Pincus Funds web site at www.warburg.com.

            Distribution and Shareholder Servicing. CSAMSI serves as distributor of the Fund's shares. CSAMSI offers the Fund's shares on a continuous basis. No compensation is payable by the Fund to CSAMSI for distribution services; however, pursuant to a separate agreement with CSAM, CSAMSI is compensated for the services provided to the Fund. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.

            Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

            Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

                               EXCHANGE PRIVILEGE

            An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. An Institutional Shareholder may exchange Institutional Shares of a Fund for Institutional Shares of another Fund or for Institutional Shares of another Warburg Pincus Fund at their respective net asset values.

            If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

            The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at 800-222-8977.

            The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

            The Funds and Their Investments. Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

            As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), and its net tax-exempt interest income for the taxable year is distributed (the "Distribution Requirement"), but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

            Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

            The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

            If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

            A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

            "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

            The Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. Exempt interest dividends distributed to shareholders by this Fund are not included in the shareholder's gross income for regular federal income tax purpose. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the value of the Fund must consist of exempt interest obligations.

            In addition, the Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.

            The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other municipal obligations acquired by the Municipal Bond Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

            Under the Code, interest on specified private activity bonds issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Municipal

Bond Fund invests in such specified "private activity bonds," it will report a portion of the "exempt-interest dividends" paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. In addition, exempt interest dividends are included in adjusted current earnings. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

            In addition, the receipt of Municipal Bond Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

            Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Fund is not deductible for income tax purposes if (as expected) the Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

            Special Tax Considerations. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

            Straddles. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

            Options And Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

            Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

            Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

            Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

            Passive Foreign Investment Companies. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to federal income tax and a deferral interest charge on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

            A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

            Asset Diversification Requirement. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

            Foreign Taxes. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

            Fund Taxes on Swaps. As a result of entering into index swaps, the funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year).

            Dividends and Distributions. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

            Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

            Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

            If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

            Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

            Backup Withholding. A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

            Notices. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the

United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

            Other Taxation. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

            Total Return. From time to time, a Fund may quote the total return of its Institutional Shares in advertisements or in reports and other communications to shareholders. The net asset value of Institutional Shares is listed in The Wall Street Journal each business day either under the heading "BEA Institutional Funds" or under "Credit Suisse Institutional Funds." Current total return figures may be obtained by calling CSAM Institutional Shares at 800-222-8977.

            Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                 P(1+T)^n = ERV

         Where:       T = average annual total return;

                    ERV = ending redeemable value of a
                          hypothetical $1,000 payment made at the
                          beginning of the l, 5 or 10 year (or
                          other) periods at the end of the applicable period (or a fractional portion thereof);

                      P = hypothetical initial payment of $1,000; and

                      n = period covered by the computation, expressed in years.

            Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return =   [(ERV/P) - l]

            The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

            Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

            The average annual total returns for the Institutional Shares of the following Funds for the year ended August 31, 2000 were as follows:

                                                                                    Since
                                                                                  Inception
Fund                     1 year        3 year (ann.)    5 year (ann.)              (ann.)
----                     ------        -------------    -------------      ------------------------
International Growth     17.81%           16.13%           14.16%          12.50%        (09/30/92)
U.S. Equity              22.90%           20.53%           23.28%          22.65%        (09/01/94)
U.S. Fixed Income         6.43%            5.50%            6.62%           6.80%        (03/31/94)
High Yield                1.84%            2.64%            6.96%           7.67%        (03/01/93)
Municipal Bond            6.62%            4.81%            5.26%           5.65%        (06/20/94)
Focus                    33.88%              N/A              N/A          32.50%        (07/31/98)
Long-Short               12.29%              N/A              N/A           3.67%        (07/31/98)

            The aggregate total returns for the Institutional Shares of the following Funds for the period ended August 31, 2000 since inception were as follows:

Fund                             Inception Date                 Aggregate Return
----                             --------------                 ----------------
International Growth                09/30/92                        154.33%
U.S. Equity                         09/01/94                        241.02%
U.S. Fixed Income                   03/31/94                         52.65%
High Yield                          03/01/93                         74.26%
Municipal Bond                      06/20/94                         40.69%
Focus                               07/31/98                         80.10%
Long-Short                          07/31/98                          7.82%

            Performance information provided above reflects the performance of the Institutional Shares of the corresponding BEA Funds to the extent applicable (which are the predecessors of the Funds) for the periods noted.

            Performance information provided above for each Fund also reflects the performance of the Institutional Shares of the corresponding predecessor BEA Fund since inception (as noted below). The BEA Funds' Institutional Shares performance was favorably affected by expense waivers and/or reimbursements. The performance information provided above has not been restated to adjust for the BEA Funds' Institutional Shares expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above would have been lower.

            The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            Yield. Certain Funds may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                           YIELD = 2[(a - b +1)^6 - 1)
                                      -----
                                       cd

Where:  a = dividends and interest earned by a Fund during the period;
        b = expenses accrued for the period (net of reimbursements);
        c = average daily number of shares outstanding during the period, entitled to receive dividends; and
        d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

            With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

            Based on the foregoing calculation, the Standard Yield for the Institutional Shares of the following funds for the 30-day period ended August 31, 2000 were as follows:

     Fund                                                  30-Day Yield
     ----                                                  ------------
     U.S. Fixed Income                                         6.74%
     High Yield                                               12.65%
     Municipal Bond                                            4.46%

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

            PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

            Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

            The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.

            As of December 21, 2000, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:

                                                                                                       PERCENT
                                                                                                     OWNED AS OF
FUND                                             NAME AND ADDRESS                                 December 21, 2000
----                                             ----------------                                 -----------------
International Growth Fund --               MAC & Co                                                    18.37%
Institutional                              A/C # TYCF8754542
                                           Mutual Funds Operations
                                           P.O. Box 3198
                                           Pittsburgh, PA  15210-3198

                                           State Street Bank & Trust TTEE                               7.07%
                                           FBO Consumers Energy Company
                                           UA DTD 03/01/97
                                           P.O. Box 1992
                                           Boston, MA  02105-1992

                                                                                                       PERCENT
                                                                                                     OWNED AS OF
FUND                                             NAME AND ADDRESS                                 December 21, 2000
----                                             ----------------                                 -----------------
                                           TBG Commingled Trust                                         7.05%
                                           565 Fifth Avenue
                                           New York, NY 10017-2413

                                           Coats North America Pension Plan                             6.43%
                                           c/o Coats America Inc.
                                           Attn.  Alan W. Demello
                                           4135 S Stream Blvd.
                                           Charlotte, NC 28217-4523

                                           Bankers Trust of Southwest                                   5.97%
                                           Cust. Tracor Inc. Employee Retirement
                                           Attn.  Patrick Brennan Assoc.
                                           648 Grassmere Park Rd. M/S 7000
                                           Nashville, TN 37211-3658

                                           Harvey E. Wagner, Tr. Ttee                                   5.05%
                                           Trust Wagner Family Trust
                                           UA DTD 11/02/1992
                                           P.O. Box 7370
                                           Incline Village, NV 89452-7370

U.S. Equity Fund -- Institutional          UMB Bank TTEE                                               49.90%
                                           FBO Buckeye Pipeline SVCS Ret & Savings Plan
                                           A/C 1541048836
                                           1010 Grand Blvd.
                                           Kansas City, MO 64106-2225

                                           Pension Plan for the Employees of                           15.18%
                                           Krupp Werner & Pfleiderer Corp
                                           663 E Crescent Ave
                                           Ramsey, NJ  07446-1220

                                           Washington Hebrew Congregation                              15.00%
                                           3935 Macomb St. NW
                                           Washington, DC 20016

                                                                                                       PERCENT
                                                                                                     OWNED AS OF
FUND                                             NAME AND ADDRESS                                 December 21, 2000
----                                             ----------------                                 -----------------
U.S. Fixed Income Fund -- Institutional    Annie E. Casey Foundation                                   16.01%
                                           UPS Investments Dept.
                                           55 Glen Lake Parkway
                                           Atlanta, GA 30328-3474

                                           The Northern Trust Company TTEE                             12.61%
                                           Uniroyal Holdings Bond Fund
                                           c/o Uniroyal Holding Inc.
                                           70 Great Hill Road
                                           Naugatuck, CT 06770-2224

                                           Northern Trust Company                                      12.57%
                                           FBO Norvartis Investment
                                           Plan & Trust
                                           A/c#03-12360
                                           P O Box 92956
                                           Chicago, IL 60675-2956

                                           Huntington Hospital Pension Plan                             5.66%
                                           270 Park Ave
                                           Huntington, NY  11743-2799

Focus Fund -- Institutional                The Regional Medical Center of                              51.62%
                                           Orangeburg & Coonhound County
                                           3000 St Matthew Road
                                           Orangeburg, SC 29118

                                           Trustlynx & Co.                                             16.72%
                                           House Account
                                           PO Box 173736
                                           Denver, CO 80217-3736

                                           Huntington Hospital Endowment                               12.82%
                                           Attn:  Finance Department
                                           270 Park Avenue
                                           Huntington, NY 11743-2787

                                           Chase Manhattan Bank                                         7.64%
                                           DCA/MMP Hourly Pension Plan
                                           Plan No 006
                                           Kerry Ingredients
                                           352 E Grand Ave
                                           Beloit, WI  53511-6227

                                                                                                       PERCENT
                                                                                                     OWNED AS OF
FUND                                             NAME AND ADDRESS                                 December 21, 2000
----                                             ----------------                                 -----------------
High Yield Fund -- Institutional           Advantus Capital Mgmt Inc                                   48.41%
                                           400 Robert Stn
                                           Saint Paul, MN  55101-2015

                                           Fidelity Investments Institutional                          13.79%
                                           Operations Co Inc as Agent for
                                           Certain Employee Benefits Plan
                                           100 Magellan Way # KWIC
                                           Covington, KY  41015-1999

                                           MAC & CO CSBF8605082                                         6.86%
                                           Mutual Fund Operations
                                           P O Box 3198
                                           Pittsburgh, PA 15230-3198

Municipal Bond Fund -- Institutional       William A. Marquard                                         59.11%
                                           2199 Maysville Rd.
                                           Carlisle, KY 40311-9716

                                           Howard T. Hallowell III                                     14.09%
                                           P.O. Box 18298
                                           Rochester, NY  14518-0298

Long-Short Fund -- Institutional           Credit Suisse Asset Management LLC                          31.10%
                                           c/o Diane Dunn
                                           466 Lexington Avenue, Floor 14
                                           New York, NY 10017-3140

                                           Andrew M. Jarmel TTEE                                       27.75%
                                           AAM Alpha Fund LP
                                           Asset Allocation & Management Co
                                           30 N LaSalle St FL 35
                                           Chicago, IL  60602-2590

                                           BALSA & CO                                                  22.94%
                                           c/o Chase Manhattan Bank NA
                                           P O Box 2558
                                           Houston, TX 77252-2558

                                           Sheri C. Sandler Ttee                                        6.05%
                                           Sheri C. Sandler Lead Trust
                                           UA DTD 01/19/1997
                                           153 Central Park W, #6N
                                           New York, NY 10023-1514

                                           C. Richard Wilson                                            6.01%
                                           2876 Park View Circle
                                           Emmaus, PA 18049-1217

                              FINANCIAL STATEMENTS

            Each Fund's audited financial report dated August 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual report upon request by calling Warburg Pincus Funds at 800-222-8977.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

            Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

            The following summarizes the ratings used by S&P for corporate bonds:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

            BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the ratings used by Moody's for corporate bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


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            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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            Municipal Note Ratings

            A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

            "SG" - This designation denotes speculative quality and lack of margins of protection.

            Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.


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